As filed with the U.S. Securities and Exchange Commission on April 19, 2023
Registration Nos. 033-57320
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

Registration Statement
Under the Securities Act of 1933
Post-Effective Amendment No. 38	☒
and/or

Registration Statement
Under the Investment Company Act of 1940
Amendment No. 129	☒

Metropolitan Life Separate Account UL
(Exact Name of Registrant)

Metropolitan Life Insurance Company
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Stephen W. Gauster, Esq.
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esquire
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: May 1, 2023
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2023
MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy
Issued by Separate Account UL of Metropolitan Life Insurance Company
Prospectus
This Prospectus provides you with important information about MetLife’s MetFlex and MetFlex C Policies (the "Policy" or "Policies"). However, this Prospectus is not the Policy. The Policy, rather, is a separate written agreement that Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “our”, “us” or “the Company”) issues to you. MetFlex C is no longer sold.
The individual Policy is designed to provide:
•
Life insurance coverage
•
Flexible premium payments
•
A choice among three death benefit options
•
A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs
You may allocate premium payments to and transfer cash value among a fixed interest account (“Fixed Account”) and the Metropolitan Life Separate Account UL Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) which invest in the corresponding portfolios (“Portfolios”) listed in Appendix A. Not all Divisions may be available under your Policy. You should check with your Employer as to which Divisions are available under your Policy.
If you are a new investor in the Policy, you may cancel your Policy without paying additional fees or penalties within the later of: (i) 10 days after you receive the Policy (unless state law requires a longer specified period); and (ii) the date we receive a receipt signed by you. Upon cancellation, you will receive either a full refund of the amount you paid or your total cash value plus any charges deducted if state law requires. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal	None	—
Transaction Charges
You may be charged for certain transactions, such as sales charges, underwriting charges on increases in specified face amount, charges to pay for certain taxes when you make a premium payment or
transfer cash value between investment options or increase your specified face amount.

“Charges and
Deductions — Sales
Charge; Administrative
Charge; Charge for
Average Expected State
and Local Taxes
Attributable to
Premiums; Charge for
Expected Federal Taxes
Attributable to
Premiums; and Other
Charges”

Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, a monthly deduction covering the cost of insurance under the Policy and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the insured’s sex (if permitted by law and applicable under your Policy), age underwriting class and rate class. Please refer to the specifications page of your Policy for applicable rates.
You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:
				“Charges and Deductions– Charges Included in the Monthly Deduction” “Charges and Deductions – Charges Included in the Monthly Deduction “ “Charges and Deductions –Portfolio Company Charges”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and charges)	0.24%	1.65%
	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal.	“Principal Risks”
Not a Short-Term Investment
The Policy is designed to provide lifetime insurance protection. It should not be used as a short-term investment or if you need ready access to cash because you will be charged when you make premium payments. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
“Principal Risks”
Risks Associated with Investment Options
An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Portfolios available under the Policy. Each investment option
(including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.
“Principal Risks”

Insurance Company Risks
An investment in this Policy is subject to the risks related to
Metropolitan Life, including any obligations (including under any
Fixed Account investment option), guarantees, and benefits of the
Policy, which are subject to the claims paying ability of Metropolitan
Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about
Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-877-638-3932 or by visiting
https://www.metlife.com/about-us/corporate-profile/ratings.
“Principal Risks”
Contract Lapse
Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.
“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Policy Owners may transfer cash value between and among the
investment Divisions and the Fixed Account. The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any
Policy year is the greater of $50 and 25% of the largest amount in the
Fixed Account over the last four Policy years.

At the present time, no charge is assessed against the cash value of a
Policy when amounts are transferred among the Divisions of the
Separate Account and between the Divisions and the Fixed Account.
Metropolitan Life reserves to impose a charge of $25 per transfer.
Restrictions may apply to frequent transfers.

Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.
“Cash Value, Transfers and Withdrawals – Cash Value Transfers”
Optional Benefits
Restrictions or limitations may apply to certain optional benefits.
For example, benefits may be (i) no longer available, (ii) available only when you apply for a Policy, (iii) unavailable in certain combinations, or (iv) available only if your employer makes it available. You should check with your employer regarding the availability of riders.
“Optional Benefits”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
“Federal Tax Matters”

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
“Sales of the Policy”
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.
“Sales of The Policy”
OVERVIEW OF THE POLICY
Purpose of the Policy
We designed the Policy for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
You choose the schedule of premium payments on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. You also can make other premium payments at any time. The first premium may not be less than the planned premium unless agreed to by us. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule. After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis. Unscheduled premium payments must be at least $100 each. You may not pay premiums that exceed tax law premium limitations for life insurance policies. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Cash Value. Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in the Fixed Account, any investment experience you have in the Divisions of the Separate Account, as well as your loan and withdrawal activity.

Specified Face Amount of Insurance. Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.
Standard Death Benefit Options. Generally, you have a choice among three death benefit options. Under death benefit option A the death benefit is a level amount that equals the specified face amount of the Policy. Under death benefit option B the death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death. Under death benefit option C the death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceed withdrawals made.
Income Plans. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.
Surrenders, Partial Withdrawals and Loans. Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.
Tax Advantages. In general, you will not pay income taxes on any cash value that accrues in your Policy prior to a distribution. If you meet certain requirements, favorable distribution rules will apply. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code (the “Code”), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.
If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Policy years, in certain circumstances, a distribution may be subject to tax on an income-out-first basis if there is a gain in the Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to a 10% penalty tax.
Term Rider. This rider provides coverage on the insured to age 100 for Policies issued on and after January 1, 2020 (for policies issued prior to January 1, 2020, the rider provides coverage to age 95). The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. The current charges for the cost of insurance are lower for coverage under the term rider than under the base Policy. For details, see “Optional Benefits.”
Other Optional Rider Benefits. You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. These are the Enhanced Cash Surrender Value Rider, Interim Term Insurance Benefit, Disability Waiver Rider, Acceleration of Death Benefit Rider, Yearly Renewable Term Insurance Rider, Accidental Death Benefit Rider, Refund of Sales Charge Rider, Term Insurance Rider and the Business Exchange Rider. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge (Load) (as a percentage of annual target premium paid)(1)
•Metflex(2)	On payment of premium	9%
6.5% (for Policy Years 1 to
10 for Policies issued on or
after 1/1/2009)

3% (for Policy Years 11 and
later for Policies issued on
or after 1/1/2009)

None (for Policies issued
on or after 9/1/1993 and
before 1/1/2009)

•MetFlex C(3)	On payment of premium	9%	6.5% (for Policy Years 1 to 10 for Policies issued on or after 8/1/2000) 3% (for Policy Years 11 and later for Policies issued on or after 8/1/2000)
State Tax Charge (as a percentage of each premium payment)	On payment of premium	2.25%	2.25%
Federal Tax Charge (as a percentage of each premium payment)	On payment of premium	1.2%	1.2%
Administrative Charge

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
•MetFlex(4)	On payment of premium	1.05%
0.55% (for Policy Years 1 to
10 for Policies issued on or
after 1/1/2009)

1.05% (for Policy Years 11
and later for Policies
issued on or after
1/1/2009)

1.05% (for all Policy Years
for Policies issued on or
after 9/1/1993 and before
1/1/2009)

•MetFlex C(4)	On payment of premium	1.05%	1.05% (for all Policy Years for Policies issued on or after 5/1/1996 and before 12/31/2008). There were no new policies issued for MetFlex C after 12/31/ 2008.
Transfer Fee	On transfer of cash value among Divisions or to or from the Fixed Account	$25 per transfer	Not currently charged
Enhanced Cash Surrender Value Rider(5)	On premium payments made during the first five Policy years	0.25%	0.25%
Underwriting Charge (applies only if you request an increase in your specified face amount)	On face amount increase	$3 per $1,000 of increase	Not currently charged
Interim Term Insurance Benefit
Cost of Insurance: •Minimum and Maximum Charge	On payment of first premium if rider is elected	$0.03 to $33.82 per $1,000 of term insurance amount	$0.03 to $33.79 per $1,000 of term insurance amount
•Charge for a representative insured(6)		$0.27 per $1,000 of term insurance amount	$0.15 per $1,000 of term insurance amount
(1)
See “Charges and Deductions — Annual Target Premium” for a detailed discussion of the determination of the annual target premium.
(2)
For MetFlex Policies issued on or after 9/1/1993 and before 1/1/2009, the maximum sales charge is 1.0% of annual target premiums paid in all Policy Years. For Metflex Policies issued on or after 1/1/2009, the maximum sales charge is 9% of annual target premium paid for Policy Years 1 to 10 and 3% of annual target premiums paid for Policy Years 11 and later. The current sales charge for premiums paid in excess of annual target premiums in all Policy Years is 0%.
(3)
For Metflex C Policies issued on or after 8/1/2000, the maximum sales charge is 9% of annual target premiums paid for Policy Years 1 to 10, and 3% of annual target premiums paid for Policy Years 11 and later. For MetFlex C Policies issued on or after 5/1/1996 and before 8/1/2000, the current sales charge imposed in Policy Years 1 to 10 was up to 9% of the annual target premium paid. The current sales charge for premiums paid in excess of annual target premiums in all Policy Years is 0%.

(4)
The current administrative charge for premiums paid in excess of annual target premiums in all Policy Years is 0.05%.
(5)
For MetFlex Policies issued with the Enhanced Cash Surrender Value Rider on or after February 1, 2004, if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year. For MetFlex C Policies issued on or after November 5, 2001 and before February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal in the first seven Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year. We will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Code. This rider is subject to state approval. See “Optional Benefits — Enhanced Cash Surrender Value” for a table showing the amounts that will be refunded under this benefit and an example of the operation of this benefit.
(6)
A Representative Insured is a male, issue age 47, nonsmoker, Guaranteed Issue underwriting class.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Base Contract Charge
Cost of Term Insurance for coverage under base policy(1)(2)
•Minimum and Maximum Charge	Monthly	$0.03 to $35.30 per $1,000 of term insurance amount	$0.03 to $33.79 per $1,000 of term insurance amount
•Charge for a representative insured.(3)		$0.27 per $1,000 of term insurance amount	$0.15 per $1,000 of term insurance amount
Mortality and Expense Risk Charge
•MetFlex	Monthly	Effective annual rate up to 0.90% of the cash value in the Separate Account
For Policies issued on or
after 1/1/2009, effective
annual rate of:
•0.40% (Policy Years 1 to
9)
•0.20% (Policy Years 10 to
20)
•0.10% (thereafter)

For Policies issued before
1/1/2009, effective annual
rate of:
•0.60% (Policy Years 1 to
9)
•0.30% (thereafter)

•MetFlex C	Monthly	Effective annual rate of 0.90% of the cash value in the Separate Account	Effective annual rate of: •0.48% (Policy Years 1 to 9) •0.36% (Policy Years 10 to 20) •0.30% (thereafter)

Loan Interest Spread(4)	Annually	Annual rate of 2% of the loan amount	Annual rate of 0.25% of the loan amount
Optional Benefit Charges
Disability Waiver Rider(2)
•Minimum and Maximum Charge	Monthly	$0.012 to $0.092 per $1,000 of insurance amount	$0.012 to $0.092 per $1,000 of insurance amount
•Charge for a representative insured(3)		$0.053 per $1,000 of insurance amount	$0.053 per $1,000 of insurance amount
Yearly Renewable Term Insurance Rider(2)
•Minimum and Maximum Charge	Monthly	$0.09 to $30.45 per $1,000 of term insurance amount	$0.03 to $14.34 per $1,000 of term insurance amount
•Charge for a representative insured(3)		$0.27 per $1,000 of term insurance amount	$0.19 per $1,000 of term insurance amount
Accidental Death Benefit Rider(2)
•Minimum and Maximum Charge	Monthly	$0.07 to $0.116 per $1,000 of accidental death benefit amount	$0.07 to $0.116 per $1,000 of accidental death benefit amount
•Charge for a representative insured(3)		$0.078 per $1,000 of accidental death benefit amount	$0.078 per $1,000 of accidental death benefit amount
Term Insurance Rider(2)
•Minimum and Maximum Charge	Monthly	$0.03 to $33.82 per $1,000 of term insurance amount	$0.02 to $25.34 per $1,000 of term insurance amount
•Charge for a representative insured(3)		$0.27 per $1,000 of term insurance amount	$0.11 per $1,000 of term insurance amount
(1)
The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. See “Charges and Deductions — Cost of Term Insurance” for a more detailed discussion of factors affecting this charge. For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $0.09 to $30.45 per $1,000 of term insurance amount. For Policies issued from January 1, 2009 through December 31, 2019, the maximum cost of insurance charge ranges from $0.04 to $35.30 per $1,000 of term insurance amount. For MetFlex C Policies issued before January 1, 2009, the current charge for cost of insurance for coverage under the term benefit ranges from $0.03 to $14.34 per $1,000 of the term insurance amount. The maximum charge for cost of insurance for coverage under both the base Policy and the term benefit ranges from $0.09 to $30.45 per $1,000 of term insurance amount.
(2)
This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. Your Policy will indicate the charges applicable to your Policy. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.
(3)
A Representative Insured is a male, issue age 47, nonsmoker, Guaranteed Issue underwriting class.
(4)
We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Certificate, including their current expenses, may be found in Appendix A at the back of this document.

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)	0.24%	1.65%
PRINCIPAL RISKS
This Prospectus discusses the risks associated with purchasing the Policy. Prospectuses for the Portfolios discuss the risks associated with investment in the Portfolio described therein. Each of the Divisions that is available to you under the Policy invests solely in a corresponding “Portfolio” of a Fund.
Investment Risk. MetLife does not guarantee the investment performance of the Divisions and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-877-638-3932. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct certain Policy fees and charges from your Policy’s cash value, which can significantly reduce your Policy’s cash value. During times of poor investment performance, these deductions may have an even greater impact on your Policy’s cash value. It is possible to lose your full investment and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate. For Policies issued on and after January 1, 2020, the guaranteed minimum annual effective rate is 1%. (For Policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.).
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future.
Risk of lapse. Your Policy may lapse without value if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will lapse without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does lapse, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.
Policy Charges and Expense Increases. We have the right to increase certain Policy charges and expenses may increase.
Limitations on Access to Cash Value. We limit partial withdrawals of cash value from the Policies. You can make partial withdrawals if: (i) the withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions; (ii) the withdrawal is at least $250; (iii) the withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Code rules; and (iv) the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a specified face amount decrease. The maximum amount that you may withdraw from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years.
Limitations on Transfers. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer. We have adopted procedures to limit frequent transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund’s prospectus for more details. The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. Due to this limit, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account.
Loan Risk. Before taking a Policy loan you should consider that interest payments on loans are generally not deductible for tax purposes, that under certain situations, Policy loans could be considered taxable distributions, and that amounts held in your Policy loan account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow. If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans.”) In addition, a Policy loan increases the chances of our terminating your Policy due to insufficient cash value and your Policy’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).
Tax Risks. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. The insurance proceeds payable upon death of the insured under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The guidance, however, is not entirely clear in certain circumstances, for example, with respect to Policies issued on a substandard risk basis. In general, you should not be deemed to be in receipt of any portion of your Policy’s cash value until there is an actual distribution from the Policy. Although the Beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued.
If you pay more than a certain amount of premiums, you may cause your Policy to become a “modified endowment contract.” If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds) to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.
If your Policy is part of an equity split dollar arrangement under the economic benefit regime, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.

Pandemics and Other Public Health Issues. The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company's obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times
Insurance Company Risks. The Policy is subject to the risks related to Metropolitan Life. Any obligations (including under any Fixed Account investment option), guarantees of the Portfolios and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-877-638-3932 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military and other actions such as the Russia-Ukraine conflict, and heightened security measures may cause significant volatility in global financial markets and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of our investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Additionally, the performance of the Indexes may be adversely affected. This risk could be higher for Indexes with exposure to European or Russian markets, including the MSCI EAFE index. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
MetLife has the legal obligation to pay all benefits and other amounts to which you are entitled under the terms of your Policy.
The Fixed Account
The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Note that the obligations of the Fixed Account are subject to the financial strength and claims-paying ability of MetLife. Amounts in the Fixed Account are credited with interest at an effective annual rate of 1%. (For Policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.) We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.
Any partial amounts we remove from the Fixed Account (such as any portion of your Policy’s monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.
Separate Account
The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to Policy Owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy other policies or certificates that are funded through the Separate Account. The amount of the death benefit and any optional benefits under the Policy that exceeds the Policy’s cash value in the Separate Account is paid from our general account. Death benefits and any optional benefits under the Policy paid from the general account are subject to the financial strength and claims-paying ability of MetLife. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While we do not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Divisions. The Separate Account has subdivisions, called “Divisions.” Each Division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new Divisions to or eliminate Divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available Divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premium it pays (rather than any premium you pay). If so, the Policy will state this. Amounts you allocate to each Division receive the investment experience of the Division, and you bear this investment risk.
The Funds
Portfolios Available Under the Policy: The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contains information about each Fund and its Portfolios and may be obtained by visiting dfinview.com/metlife/tahd/MET000229, calling 1-877-638-3932 or through your registered representative.
Each of the Funds is a “series” type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding Division of the Separate Account invests. You should read each Portfolio prospectus carefully. The Portfolio prospectuses contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio.
Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.
Certain Payments We Receive with Regard to the Portfolios. An investment adviser may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policy and, in MetLife’s role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners and Certificate Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policy and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser may provide us with wholesaling services that assist in the distribution of the Policy and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policy.
As of December 31, 2022, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund’s 12b-1 Plan, if any, is described in more detail in each Fund’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we may include Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners.
We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
The Portfolio Share Classes that We Offer
The Portfolios offer various classes of shares, each of which has a different level of expenses. The Portfolio prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Portfolio prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy.

Substitution of Portfolios
If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close Divisions to allocation of premium payments or cash value, or both, for some or all classes of the Policy, at any time in our sole discretion.
Purchase and Redemption of Portfolio Shares by the Separate Account
As of the end of each Valuation Period (see “Valuation Period” description below in “Other Policy Provisions — When Your Requests Become Effective”), purchases and redemptions of Fund shares for the Separate Account are made at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
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The allocation of net premiums to the Separate Account;
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Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account);
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Policy loans and loan repayments allocated to the Separate Account;
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Transfers to and among Divisions;
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Withdrawals and surrenders taken from the Separate Account.
Voting Rights
The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Policy. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other Owners. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Portfolio shares in our own right, without input from you or any other Owners of variable life insurance policies or variable annuity contracts that participate in a Portfolio of a Fund.
CONTACTING US
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at your Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. To avoid delays, such requests, instructions and notifications generally must be received by us in “good order” (see “Good Order” below). These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests; or changing your premium allocations. Your Designated Office is MetLife — SBR, 501 Route 22, Bridgewater, NJ 08807. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

Good Order. A request or transaction generally is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions about the procedures and requirements for any requests, instructions or notifications, you should contact us or your sales representative before submitting the form or request.
ISSUING A POLICY
If you want to own a Policy, then you must complete an application, which must be received by your Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.
We offer other variable life insurance policies that have different death benefits, policy features, portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact your Designated Office or your sales representative.
There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:
Guaranteed Issue — requires the least evidence of insurability and rating classification;
Simplified Underwriting — requires more evidence of insurability and rating classification; and
Full Underwriting — requires the most evidence of insurability and rating classification.
An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.
Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An “insured” is the person upon whose life we issue the Policy. For the purpose of computing the insured’s age under the Policy, we start with the insured’s age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.
The Date of Policy is usually the date the Policy application is approved and premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). To preserve a younger age for the insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts.
Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured’s health on the date of such approval must be the same as stated in the application and, in most states, we can require that the insured not have sought medical advice or treatment between the date of the application and the date of approval.

PAYMENT AND ALLOCATION OF PREMIUMS
You can make voluntary planned periodic premium payments and unscheduled premium payments. The payment of a given premium won’t necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. If the Insured dies during the grace period the insurance proceeds will be payable.
Paying Premiums
We accept premium payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. You can make premium payments, subject to certain limitations discussed below.
Voluntary Planned Periodic Premium Schedule. You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.
Unscheduled Premium Payment Option. You also can make other premium payments at any time.
Premium payments sent by regular U.S. mail should be addressed to: MetLife, P.O. Box 70501, Philadelphia, PA 19176-0501. Premium payments sent by express mail or courier service should be addressed to: MetLife, Lockbox #70501, Wells Fargo Bank MAC Y1372-045, 401 Market Street, Philadelphia, PA 19106. Make check payable to: Metropolitan Life Insurance Company.
If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.
Maximum and Minimum Premium Payments
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The first premium may not be less than the planned premium unless agreed to by us.
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After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semiannual basis.
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Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
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You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status.
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We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
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We may require evidence of insurability for premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.

Allocating Net Premium
Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. See "Investment Start Date" description below in "Other Policy Provisions — When Your Requests Become Effective." Your allocations of net premiums to the Divisions of the Separate Account are effective as of the end of the free look period. See “Other Policy Provisions — Free Look Period.” During the free look period, we allocate the net premium payments you allocated to the Divisions to a money market Division. At the end of the free look period, we will allocate your cash value in that Division among all the Divisions according to your net premium allocation instructions.
For policies issued in California, we allocate net premiums to the Divisions as of the Investment Start Date. If you are age 60 or older, and you allocate 100% of your initial net premium to a money market Division in order to receive a refund of premiums should you cancel the Policy during the free look period, we will not automatically transfer your cash value or reallocate your future premiums once the free look period has ended. You must contact us to request a transfer or reallocation.
You can instruct us to allocate your net premiums among the Fixed Account and the Divisions. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at your Designated Office or in any other manner that we permit. Allocation of all premiums must be in whole dollar amounts or in full percentages. For example, you may not allocate 33 1∕3% of your purchase payment to any Division. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.
DEATH BENEFITS
If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the insured’s death.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning settlement options is provided under “Income Plans” and on request from your Designated Office. We will pay interest on the proceeds as required by applicable state law.
The Policy’s death proceeds may be paid to the beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
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The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus
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Any additional insurance proceeds provided by rider; minus
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Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary, Policy Owner or the Certificate Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact your Designated Office in order to make a change to your beneficiary designation. (See “Contacting Us.”)
Standard Death Benefit Options
You can choose among three options. You select which option you want in the Policy application. The three options are:
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Option A: The death benefit is a level amount and equals the specified face amount of the Policy. For example, assuming no outstanding indebtedness, if on the date of death, the Face Amount is $500,000, then the Death Benefit would be $500,0000.
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Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death. For example, assuming no indebtedness, if on the date of death the Face Amount is $500,000 and Cash Value is $30,000, then the Death Benefit would be $530,000.
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Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceed withdrawals made. For example, assuming no indebtedness, if on the date of death, the Face Amount is $500,000 and the Premium Paid is $50,000 and the Withdrawal Taken is $10,000, the death benefit would be $540,000 ($500,000 + $50,000 - $10,000).
There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.
You can change your death benefit option after the first Policy year, provided that:
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Your cash surrender value after the change would be enough to pay at least two monthly deductions.
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The specified face amount continues to be no less than the minimum we allow after a decrease.
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The total premiums you have paid do not exceed the then current maximum premium limitations permitted under IRS rules.

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You provide evidence satisfactory to us of the insured’s insurability, as we may require.
Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.
Before you change your death benefit option you should consider the following:
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If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.
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If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under “Specified Face Amount,” below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and that the maximum premium amounts that you can pay would change.
Minimum Death Benefit
In no event will the Policy death benefit (plus the proceeds under any term rider on the insured’s life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying the:
I.
Cash Value Accumulation Test; or
II.
For Policies issued prior to January 1, 2020 only, the Guideline Premium/Cash Value Corridor Test.
You chose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issued your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy’s cash value at the insured’s date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured’s age at the date of death, and it declines as the insured grows older.
Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy’s cash value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same cash value). Also, there are firm limits on the amount of premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.
In addition:
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The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy Owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any premium to the extent it would cause the death benefit to increase above certain limits.
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Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.
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Any advantage of the Cash Value Accumulation Test may be eliminated if premium payments exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a Policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences. (See “Federal Tax Matters — Modified Endowment Contracts” below.)
Specified Face Amount
Choosing Your Initial Specified Face Amount. The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the Minimum Initial Specified Face Amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.
The term insurance benefit provides coverage on the insured to age 100 for Policies issued on and after January 1, 2020 (for Policies issued prior to January 1, 2020, the rider provides coverage to age 95). You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, you can reduce the amount of sales charges and current cost of insurance charges that you otherwise would pay. For details, see “Optional Benefits.”
Changing Your Specified Face Amount. Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.
The Specified Face Amount of insurance may not be reduced to less than $100,000 during the first five Policy years or to less than $50,000 after the fifth Policy year. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.
Before you change your specified face amount you should consider the following:
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The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
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Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.
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The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease. (See “Federal Tax Matters — Modified Endowment Contracts.”)
•
In some circumstances, the Policy could become a modified endowment contract.
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For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual target premium on which these charges are based.
CASH VALUE, TRANSFERS AND WITHDRAWALS
Cash Value
Your Policy’s cash value equals:
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The Fixed Account cash value; plus
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The Policy Loan Account cash value; plus
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The Separate Account cash value.
Your Policy’s cash surrender value equals your cash value minus any outstanding Policy loans (plus any accrued and unpaid loan interest).
On your Investment Start Date, the Policy’s cash value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of any monthly deductions allocated to the Policy’s cash value in that Division.
Thereafter, at the end of each Valuation Period the cash value in a Division will equal:
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The cash value in the Division at the beginning of the Valuation Period; plus
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All net premiums, loan repayments and cash value transfers into the Division during the Valuation Period; minus
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All partial cash withdrawals, loans and cash value transfers out of the Division during the Valuation Period; minus
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The portion of any charges and deductions allocated to the cash value in the Division during the Valuation Period; plus
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The net investment return for the Valuation Period on the amount of cash value in the Division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period.
The cash value in a Division depends on the net investment experience of its corresponding Portfolio and reflects the fees and expenses of the Portfolio. We determine the cash value of a Division as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading.

Cash Value Transfers
You can transfer your cash value among the Divisions and the Fixed Account at any time beginning after the end of the free look period. The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. Transfers of cash value must be in whole dollar amounts or in full percentages. For example, you may not transfer 33 1∕3% of the cash value in any Division to another Division. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. Due to this limit, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon. This limit does not apply to a full surrender or any loans taken. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account. (See “Payment and Allocation of Premiums — Allocating Net Premiums.”)
Restrictions of Frequent Transfers
Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we treat all American Funds Insurance Series® portfolios (“American Funds Portfolios”) as Monitored Portfolios. In addition, we monitor transfer activity in the Portfolios below (the “Monitored Portfolios”):
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AB VPS Sustainable Global Thematic Portfolio
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American Funds American High-Income Trust
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American Funds Growth Fund
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American Funds International Fund
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American Funds U.S. Government Securities Fund
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Baillie Gifford International Stock Portfolio
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Brighthouse Small Cap Value Portfolio
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Brighthouse/abrdn Emerging Markets Equity Portfolio
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CBRE Global Real Estate Portfolio
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Emerging Markets Debt Portfolio
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Emerging Markets Equity Portfolio
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Franklin Mutual Global Discovery VIP Fund
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Goldman Sachs Small Cap Equity Insights Fund
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Harris Oakmark International Portfolio

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High Income Portfolio
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Invesco Global Equity Portfolio
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Invesco Small Cap Growth Portfolio
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Invesco V.I. EQV International Equity Fund
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JPMorgan Small Cap Value Portfolio
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Loomis Sayles Small Cap Core Portfolio
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MetLife MSCI EAFE® Index Portfolio
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MetLife Russell 2000® Index Portfolio
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MFS® Global Equity Series
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MFS® High Yield Portfolio
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MFS® New Discovery Series
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MFS® Research International Portfolio
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Neuberger Berman Genesis Portfolio
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Putnam VT International Value Fund
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Royce Micro-Cap Portfolio
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Royce Small-Cap Portfolio
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T. Rowe Price Small Cap Growth Portfolio
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Templeton Foreign VIP Fund
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Templeton Global Bond VIP Fund
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Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “roundtrips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an

American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policy. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers. We apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Fund.
In addition, Policy Owners and other persons with interests in the Policy should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Fund prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Policy Owners with interests in the Divisions is, or would be, to the disadvantage of other Policy Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Policy Owners. A limitation or modification could be applied to transfers to and from one or more of the Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Policy Owner; (3) limiting the dollar amount that may be transferred by an Policy Owner between Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Policy Owner.
Transfers By Telephone: Subject to our frequent transfer procedures, we may, if permitted by state law, decide in the future to allow you to make transfer requests, and changes to allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:
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We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures;
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We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you;
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All telephone calls will be recorded;
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You will receive a written confirmation of any transaction;
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Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to your Designated Office.
Surrender and Withdrawal Privileges
You can surrender your Policy for its cash surrender value. We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy’s death benefit and its cash value, computed as of the surrender date.
Requests for surrenders and withdrawals that are received in good order are effective on the Date of Receipt. A request is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Designated Office. (Some exceptions to this general rule are noted below.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The Valuation Date is each day on which the Exchange is open for trading.
You can make partial withdrawals if:
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the withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;
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the withdrawal is at least $250;
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The withdrawal is in a whole dollar amount or a whole percentage;
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the withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Code rules; and
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the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under “Insurance Proceeds — Specified Face Amount — Changing Your Specified Face Amount,” above.
If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the Division’s in the same proportion that the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Division’s. The maximum amount that you may withdraw from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years.
We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Before surrendering your Policy or requesting a partial withdrawal, you should consider the following:
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Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties (See “Federal Tax Matters — Modified Endowment Contracts”);
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Your Policy could become a modified endowment contract;
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For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal;
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For partial withdrawals, your specified face amount may also decrease. For Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative premiums paid.
In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.
Benefit at Final Date
The Final Date is the Policy anniversary on which the insured is Age 100 (For Policies issued prior to January 1, 2020 the Final Date is the Policy anniversary on which the insured is Age 95). Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.
LOAN PRIVILEGES
You can borrow from us and use your Policy as security for the loan. The amount of each loan must be:
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At least $250.
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No more than the greater of the cash surrender value less two monthly deductions and 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Policy) when added to all other outstanding Policy loans.
As of your loan request’s Date of Receipt, we will:
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Remove an amount equal to the loan from your cash value in the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions.
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Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge is referred to as the Loan Interest Spread, described in further detail below, and will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 1% per year (2.5% for Policies issued from February 24, 2012 through December 31, 2019 and 4% for Policies issued prior to February 24, 2012). At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the Divisions, according to the way that we then allocate your net premiums.
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Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be more than the maximum allowed by law and will generally be the greater of:
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The published monthly average for the calendar month ending two months before the start of such year; and
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The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.
The published monthly average means (a) Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Service, Inc. or any successor service; or (b) if the Moody’s average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.
Your interest payments are due at the end of each Policy year and if you don’t pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the Divisions by the same method as other loans. Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the Divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.
Before taking a Policy loan you should consider the following:
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Interest payments on loans are generally not deductible for tax purposes;
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Under certain situations, Policy loans could be considered taxable distributions;
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Amounts held in your Policy loan account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow;
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If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans” below);
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A Policy loan increases the chances of our terminating your Policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary;
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Your Policy’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).

OPTIONAL BENEFITS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Interim Term Insurance Benefit Rider
This rider provides a term
insurance benefit if any
insured person dies on or
after the date of the rider and
before the date of the policy.
This rider will not advance
the time of payment of any
dividend or any endowment
date under the policy.
		Optional	Available only at the time you apply for the Policy.
Term Insurance Rider	This rider provides term insurance on the life of the insured, payable to the beneficiary if the insured dies prior to the end of the coverage period.	Optional	Available only at the time you apply for the Policy.
Enhanced Cash Surrender Value	The Enhanced Cash Surrender Value Rider will refund a portion of charges upon full surrender of the policy within the stated period.	Optional	Available only at the time you apply for the Policy. Not available when Refund of Sales Charge Rider is added to the policy. Available only with pre-approval.
Acceleration of Death Benefit Rider	This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the insured resulting in a life expectancy of 12 months or less.	Optional	Benefit is provided to you only if elected by your employer. Available to purchase throughout the life of the policy.
Accidental Death Benefit Rider	This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the insured if such death was caused by an accident.	Optional	No longer sold on new Policies. This was only available at issue ages 20-65 and is payable through age 70.

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Business Exchange Rider	The Policyholder has the right to exchange insurance on the life of an Insured who is age 65 or less for insurance on the life of another.	Optional	Only available if purchased for all of the executives in the plan at inception. Request for the exchange must be in writing.
Refund of Sales Charge Rider	If a Policy is surrendered during the first five policy years, we will refund to the Policy Owner any sales charge deducted within 365 days preceding the policy surrender.	Optional	Available only at the time you apply for the Policy. Not available in NJ prior to January 24, 2020. Not available when Enhanced Cash Value Rider is added to the policy.
Yearly Renewable Term Insurance Rider	An additional Death Benefit that can be purchased at time of sale.	Optional	No longer sold on new Policies. This was available only at the time you applied for the Policy.
Disability Waiver Benefit Rider	This rider provides that if the insured becomes totally disabled for a continuous period of at least 6 months, we will waive the monthly deductions.	Optional	No longer sold on new Policies. This was available only at the time you applied for the Policy. An increase in specified face amount may not be covered by this rider.
Interest Income	The amount applied to this income option will earn interest which will be paid monthly.	Standard	Withdrawals of at least $500 each may be made at any time by written request.
Installment Income for a Stated Period	Payments under this income option will be made in monthly installment payments over a chosen period.	Standard	The period chosen can be from 1 to 30 years.
Installment Income of a Stated Amount	Payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid.	Standard

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Single Life Income-Guaranteed Payment Period	Payment under this income option will be made monthly during the lifetime of the payee with a chosen guaranteed payment period.	Standard	The guaranteed period can be 10, 15 or 20 years.
Single Life Income-Guaranteed Return	Payment under this income option will be made monthly during the lifetime of the payee.	Standard	If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.
Joint and Survivor Life Income	Payment under this income option will be made monthly and paid jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor.	Standard	A total payment period of 10 years is guaranteed.
*
The availability of certain benefits may vary by employer. You should ask your employer which optional benefits are available.
Optional Insurance Benefits
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you.
Each insurance benefit rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the benefits, you should carefully review their provisions to be sure the benefit is something that you want.
You should also consider:
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That the addition of certain riders can restrict your ability to exercise certain rights under the Policy;
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That the amount of benefits provided under the rider is not based on investment performance of a Separate Account; but, if the Policy terminates because of poor investment performance or any other reason, the rider generally will also terminate;
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That there are tax consequences. You should consult with your tax adviser before purchasing one of the riders.
Interim Term Insurance Benefit Rider: This rider is only available at the time you apply for the Policy and provides a term insurance benefit if any insured person dies on or after the date of the rider and before the date of the policy. Under the rider, we will pay the term insurance benefit to the beneficiary upon the death of the insured while the rider in force. This rider will not advance the time of payment of any dividend or any endowment date under the Policy. This rider will have no effect on any guaranteed cash value or any benefit in the event of non-payment of premiums provided under the Policy.

For example, If you purchased this rider for a coverage amount of $2,000 and the insured were to die while this rider were in force, we would pay a $2,000 benefit to the beneficiary.
Term Insurance Rider: This rider is only available at the time you apply for the Policy and provides term insurance on the insured. Under the rider, we will pay the term insurance benefit to the beneficiary upon the death of the insured while the rider is in force. This rider may not be reinstated after a written request to terminate the rider is received.
For example, if you purchased this rider on your policy for a coverage amount of $2,000 and the insured were to die while your policy and this rider were in force, we would pay a $2,000 benefit to the beneficiary.
Enhanced Cash Surrender Value: This rider provides a refund of a portion of the cumulative charges we have deducted from your premium payments and part of the cost of term insurance that we deducted in the current Policy year if you surrender the policy within the specified time periods. For example, If you purchased this rider and it is in effect on the date that you surrender your Policy we will refund the applicable portion of the charges. This rider is only available at the time you apply for the Policy and isn't available when Refund of Sales Charge Rider is added to the Policy. This rider is only available only with pre-approval.
For Policies that include this rider, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in the Tables below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Code. This rider is subject to state approval.
I. For MetFlex Policies issued with the Enhanced Cash Surrender Value Rider on or after February 1, 2004, if you request a full cash withdrawal during the first ten Policy years, we will refund the amounts shown in Table A below:
Table A
Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	95%
2	95%	85%
3	90%	75%
4	85%	65%
5	80%	55%
6	75%	45%
7	70%	35%
8	65%	25%
9	60%	15%
10	55%	5%
11 and later	None	None
*
The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.
II. For MetFlex C Policies issued on or after November 5, 2001 and before February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal in the first seven Policy years, we will refund the amounts shown in Table B below:

Table B
Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	75%
2	90%	50%
3	75%	25%
4	60%	None
5	45%	None
6	30%	None
7	15%	None
8 and later	None	None
*
The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.
For example, under the current schedule for the Enhanced Cash Surrender Value Rider (Table A above), if you surrender your policy in the first policy year and you had paid $200 in cumulative premium charges and $100.00 for term insurance charges, we will refund the entire $200 of cumulative premium charges and $95 of the term insurance charges.
Accidental Death Benefit: This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the insured if such death was caused by an accident. The amount of this death benefit is shown in the rider specifications. If you purchased the rider and sufficient premiums were paid such that both the policy and the rider were in force at the death of the insured and the death was accidental as defined in the rider, the beneficiary would receive an additional death benefit under this rider. The amount of benefit provided may not exceed the Specified Face Amount of the base policy. This rider is no longer sold on new Policies and was only available at issue ages 20-65. The Rider benefit is payable through age 70.
For example, if the Policy benefit were $100,000 and the additional death benefit under this rider was $50,000, the beneficiary in this scenario would receive a death benefit totaling $150,000.
Acceleration of Death Benefit Rider: This rider is provided to you only if elected by your employer and is available to purchase through the life of the Policy. This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the insured resulting in a life expectancy of 12 months or less. If you added this rider to your policy and both the policy and rider were in force at a time where the insured was determined to be terminally ill (per the terms of the rider), you could request an acceleration of some or all of the death benefit (subject to the minimums and maximums). We will compute the Accelerated Death Benefit based on the following discount rate: 1. The amount of Eligible Proceeds you choose to accelerate; 2. Reduced life expectancy; 3. A processing charge not to exceed $150; and 4. An interest rate no greater than the greater of: a. The current yield on 90 day treasury bills; and b. The current maximum statutory adjustable policy loan interest rate. Payment under this rider may affect eligibility for benefits under state or federal law. You must apply at least 25% of the Face Amount. You cannot apply more than the greater of $250,000 and 10% of the eligible proceeds under this and all other similar riders issued by us and our affiliates.
For example, if the insured satisfies the requirements to request the accelerated death benefit and requests $250,000, then assuming the discount rate is 4.25%; the Policy Owner will receive $239, 808.15. This amount is derived as follows: We apply the discount factor of 4.25% to $250,000. ($250,000 / (1.0425) = $239,808.15).

Business Exchange Rider: This rider must be purchased for all executives in the plan at issue of the Policy and will allow the Policy holder to exchange insurance on the life of an insured executive who is age 65 or less for the insurance on the life of another executive age 65 or less. Requests for the exchange must be in writing. For example, the Policyholder may decide to exchange the insurance on an executive that has departed the company for a newly hired executive.
Refund of Sales Charge Rider: This rider provides the Policy Owner with a refund of any sales charges that were deducted within 365 days preceding the policy surrender. This rider is available only at the time you apply for the Policy. The rider was not available in NJ prior to January 24, 2020. The rider is not available when Enhanced Cash Value Rider is added to the Policy. For example, if the Policy Owner paid $100 in sales charges on a partial withdrawal and then surrenders the policy 180 days later, the Policy Owner will receive a refund of the $100.
Yearly Renewable Term Insurance Rider: This rider provides an additional death benefit and could have been purchased at the time the Policy is issued. The rider is no longer sold on new Policies and was available only at the time the Policy was purchased. For example, if the Insured purchases a Policy for $100,000 and purchases term insurance under this rider for $25,000, upon the death of the insured while the Policy and rider are in force, the beneficiary would receive $125,000.
Disability Waiver of Monthly Deduction Benefit: Upon proof of total disability for a continuous period of at least 6 months, this rider provides for a waiver of monthly deduction. If you purchased this rider and the insured became disabled as defined in the rider, while the policy and the rider were still in force the monthly deductions would be waived while the insured was disabled. An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy’s termination. For this reason, it may be advantageous for the Owner, at the time of total disability, to reduce the specified face amount to that covered by this rider. If disability starts on or before the insured’s 60th birthday, monthly deductions will be waived as they fall due while the insured remains disabled. If this total disability continues uninterruptedly until the insured’s 65th birthday, such disability will be deemed to continue thereafter and all future monthly deductions will be waived. If disability starts after the 60th birthday but on or before the 65th birthday of the insured, monthly deductions will be waived as they fall due while the insured remains disabled until the later of: (a) the policy anniversary when the insured is age 65, or (b) the third policy anniversary after disability starts. Any monthly deductions due after that will be made from the accumulation fund. This rider is no longer sold on new Policies and was available only at the time you applied for the Policy. For example, if the insured became disabled after their 60th birthday as defined in the Policy and the monthly deduction in a given month was $50.00, we would waive that $50.00 deduction from cash value.
Income Plans
Generally, you can receive the Policy’s insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum. We will not make the decision of whether to pay the proceeds under an income plan instead of in a lump sum. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.
Before you choose an income plan you should consider:
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The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.
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That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan. Unless specifically provided in the income plan, once elected, you may not make withdrawals from the income plan.
•
That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.
Interest Income Settlement Option: This settlement option allows the beneficiary of the Policy to maintain the money in an interest bearing account and receive monthly interest payments and make partial withdrawals rather than receiving a lump sum insurance benefit upon the death of the insured. Withdrawals of at least $500 each may be made at any time by written request. For example, if the death benefit that is payable on the death of the insured is $100,000, the beneficiary may elect to receive only the interest on this amount on a quarterly basis.
Installment Income for a Stated Period Settlement Option: This settlement option allows the beneficiary of the Policy to receive the death benefit in monthly installments over a stated period of time (from 1 to 30 years) rather than receiving a lump sum insurance benefit upon the death of the insured. For example, if the death benefit that is payable on the death of the insured is $100,000, the beneficiary may elect to receive monthly installments over a 10 year period and each monthly installment will consist of a portion of the death benefit plus interest.
Installment Income of a Stated Amount: Payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid. For example, if the death benefit that is payable on the death of the insured is $100,000, the beneficiary may elect to monthly installments which will consist of a portion of the death benefit plus interest until the stated amount is paid.
Single Life Income-Guaranteed Payment Period: This settlement option allows the beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the beneficiary with a chosen guaranteed payment period of 10, 15 or 20 years. For example, if the beneficiary elects to receive monthly installments for life with a guaranteed period of 10 years and the beneficiary dies in year 8, the new beneficiary will receive monthly installments until the end of the 10 year period.
Single Life Income-Guaranteed Return: This settlement option allows the beneficiary of the Policy to receive the death benefit in monthly installments during the lifetime of the payee and if the payee dies before the total amount applied under this option is paid, then the remaining death benefit will be paid to the new beneficiary in a lump sum. For example, if the death benefit that is payable on the death of the insured is $100,000 and the beneficiary elects to receive monthly payments for their life with a guaranteed return of $100,000 and the beneficiary dies after $80,000 has been paid, the remaining $20,000 will be paid to the new beneficiary in a lump sum.
Joint and Survivor Life Income-Guaranteed Payment Period: This settlement option allows the joint beneficiaries of the Policy to receive the death benefit in monthly installments during the lifetime of the beneficiaries with a 10 year guaranteed payment period. For example, if the beneficiaries elects to receive monthly installments for life with a guaranteed period of 10 years and one beneficiary dies, the survivor beneficiary will continue to receive monthly installments for their lifetime. If the survivor beneficiary dies in year 8, the new beneficiary will receive monthly installments until the end of the 10 year period.

CHARGES AND DEDUCTIONS
Important Information Applicable to all Policy Charges and Deductions
The charges discussed in the paragraphs that follow are all included in the Fee Table. You should refer to these Fee Table for information about the rates and amounts of such charges, as well as other information that is not covered below.
The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.
Services and benefits we provide:
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the death benefit, cash, and loan benefits under the Policy;
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investment options, including premium allocations;
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administration of elective options; and
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the distribution of reports to Policy Owners.
Costs and expenses we incur:
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costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders);
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overhead and other expenses for providing services and benefits;
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sales and marketing expenses; and
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other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•
that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate; and
•
that the charges of providing the services and benefits under the Policy exceed the charges we deduct.
We may profit from the charges, including the cost of term insurance charge and the mortality and expense risk charge. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policy. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. The following sets forth additional information about Policy charges.
Charges Deducted from Premiums
Annual Target Premium. We use the concept of annual target premium to determine certain limits on sales and administrative charges (discussed immediately below). We define the annual target premium to be:
For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans that became effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount (see “Federal Tax Matters — Modified Endowment Contracts”);
For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance of the base Policy only (excluding the Term Rider) and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy. This could, in turn, increase or decrease sales and administrative charges.
Sales Charge. We deduct this charge primarily to help pay the cost of compensating sales representatives and other direct and indirect expenses of distributing the Policies. The charge is assessed directly against each premium. For premiums received in Policy years 1 through 10, the current rate is up to 6.5% of the premium paid until the total payments in each such year equal the annual target premium, and for Policy years 11 and later the rate we charge is up to 3% of each premium until the total payments in the year equal the annual target premium. No sales charge is or will be assessed against any premiums paid in any Policy year in excess of a total equal to the annual target premium. The maximum rate we can charge for premiums received up to a total equal to the annual target premium during Policy years 1 through 10 is 9%, and the maximum for Policy years 11 and later is the same as currently charged in those years.
Administrative Charge. We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to 1.05% (currently, this deduction is 0.55% in Policy years 1-10) of each premium payment primarily to cover this expense up to a total of payments in any Policy year equal to the annual target premium, and 0.05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed this rate. The current administrative charge for MetFlex (for policies issued on and after 1/1/2009) is up to 0.55% of annual target premium paid in Policy Years 1 to 10 and up to 1.05% of annual target premium paid in Policy Years 11 and later. The current administrative charge for MetFlex C Policies issued on or after May 1, 1996 and before August 1, 2000 and for MetFlex Policies issued on or after September 1, 1993 and before January 1, 2009 is up to 1.05% of annual target premium paid for all policy years. For all of these policies The current administrative charge on premiums paid in excess of annual target premium in all Policy years is 0.05%.
Charge for Average Expected State and Local Taxes Attributable To Premiums. We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 5.00% of premiums paid. Our charge of 2.25% approximates the average tax rate we expect to pay on premiums we receive from all states.
Charge for Expected Federal Taxes Attributable to Premiums. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 1.2% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.
Loan Interest Spread. We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The charge is guaranteed to never exceed 2%. The current loan interest spread is 0.25% of the loan amount.

Charges Included in the Monthly Deduction
We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.
•
Cost of Term Insurance on the base policy. This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount. This is the amount that we are at risk if the insured dies.
The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).
The term insurance rate is based on our expectations as to future experience, taking into account the insured’s sex (if permitted by law and applicable under your Policy), age, underwriting class and rate class. The rates will never exceed the guaranteed rates. The guaranteed rates are based on certain 2017 Commissioners Standard Ordinary Mortality Tables for Policies issued on and after January 1, 2020. For Policies issued between January 1, 2009 and December 31, 2019, the guaranteed rates are based on the corresponding 2001 Commissioners Standard Ordinary Mortality Tables. For Policies issued prior to January 1, 2009, the guaranteed rates are based on the corresponding 1980 Commissioners Standard Ordinary Mortality Tables. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured’s age increases.
Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and may be divided by smoking status). The insured’s rate class will affect your cost of term insurance.
You can also have more than one rate class in effect, if the insured’s rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.
The current maximum cost of term insurance on the base Policy is $33.79 per $1,000 of term insurance amount and the current minimum cost of term insurance on the base Policy is $0.03 per $1,000 of term insurance amount.
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Mortality and Expense Risk Charge. We make this monthly charge primarily to compensate us for mortality risks that insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect. This monthly charge is allocated proportionately to the cash value in each Division of the Separate Account. The maximum rate we may charge is equivalent to an effective annual rate of 0.90% of the cash value in the Separate Account.
For MetFlex Policies issued on an after January 1, 2009, the current mortality and expense risk charge is equal to an effective annual rate of 0.40% of the cash value in the Separate Account for Policy years 1 to 9; 0.20% for

Policy years 10 to 20; and thereafter, 0.10%. For MetFlex Policies issued before January 1, 2009, the current mortality and expense risk charge is equal to an effective annual rate of 0.60% of the cash value in the Separate Account for Policy years 1 to 9 and thereafter 0.30%. For MetFlex C Policies, the current mortality and expense risk charge is equal to an effective annual rate of 0.48% of the cash value in the Separate Account for Policy years 1 to 9; 0.36% for Policy years 10 to 20; and 0.30% thereafter.
Charges for Certain Optional Rider Benefits
The charge for an optional benefit that you add by rider to your Policy will generally be deducted as part of the monthly deduction and are reflected in the fee table.
The purpose of the charge for each rider is primarily to compensate us for our direct and indirect costs and risks in providing that rider. The charge we deduct for any such additional benefits you can add by rider is described in the rider form.
Interim Term Insurance Benefit: This charge is deducted only from your initial premium payment, and only if you elect the interim term insurance benefit. The interim term insurance benefit provides temporary initial life insurance coverage on the insured prior to the time that coverage under the Policy takes effect. The current maximum charge is $33.79 per $1,000 of term insurance amount and the current minimum charge is $0.03 per $1,000 of term insurance amount.
Disability Waiver of Monthly Deduction Benefit: This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The current maximum charge for this rider is $ 0.09 per $1,000 of insurance amount and the current minimum charge for this rider is $0.012 per $1,000 of insurance amount.
Yearly Renewable Term Insurance Rider: This rider provides a term insurance benefit The current maximum charge for this rider is $14.34 per $1,000 of term insurance amount and the current minimum charge is $0.03 per $1,000 of term insurance amount.
Accidental Death Benefit: This rider provides for the payment of an insurance benefit if the sole cause of the Insured’s death is an accident. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The current maximum cost for coverage is $0.12 per $1,000 of accidental death benefit amount and the current minimum cost for coverage is $0.07 per $1,000 of accidental death benefit amount.
Term Insurance Rider: This rider provides a term insurance benefit. The current maximum charge for this rider is $25.34 per $1,000 of term insurance amount and the current minimum charge is $0.02 per $1,000 of term insurance amount.
Variations In Charges
We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
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The nature of the group and its organizational framework;
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The method by which sales will be made to the individuals associated with the group;

•
The facility by which premiums will be paid;
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The group’s capabilities with respect to administrative tasks;
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Our anticipated persistency of the Policy;
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The size of the group and the number or years it has been in existence;
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The aggregate amount of premiums we expect to be paid on the Policy owned by the group or by individuals associated with the group.
Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy Owner.
Portfolio Company Charges
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolios shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
Other Charges
Additional Taxes. In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policy. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.
Cash Value Transfers. We do not currently charge for any transfer amounts. We reserve the right to assess up to a $25 charge in the future against all transfers. Currently, transfers are not taxable transactions.
Underwriting Charge. This charge applies if you request an increase in your specified face amount. We may charge up to $3 per $1,000 of increase in specified face amount. We do not currently impose this charge.
Lapse
Termination. We will terminate your Policy without any cash surrender value or death benefit if:
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The cash surrender value is less than the monthly deduction; and
•
We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.
Reinstatement: Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. If you meet the requirements to reinstate a lapsed Certificate your face amount will be reinstated to the amount in effect immediately prior to the lapse. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the Final Date. You also must provide us:
•
A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
•
Evidence of insurability that we find satisfactory.
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An additional premium amount that the Policy prescribes for this purpose.

FEDERAL TAX MATTERS
The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Insurance Proceeds
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Insurance proceeds are generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Internal Revenue Code (“Code”).
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In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
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The death proceeds may be subject to federal estate tax: (i) if paid to the insured’s estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
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If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
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Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.
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The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.
Cash Value (If Your Policy Is Not a Modified Endowment Contract)
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You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years. Distributions during the first 15

Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans
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Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
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Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
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If your Policy terminates (upon surrender, cancellation, lapse, the Final Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an exchange, any outstanding Policy loan will generally be taxed to the extent of any Policy gain. Please be advised that amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.
Modified Endowment Contracts
These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.
If your Policy is considered a modified endowment contract the following applies:
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The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
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Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
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An additional 10% income tax generally applies to the taxable portion of the amounts you receive before age 59 1∕2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. The foregoing exceptions to the 10% additional tax generally do not apply to a Policy Owner that is a non-natural person, such as a corporation.
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If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Diversification
In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy Owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.
Investor Control
In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policy to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy from being treated as the owners of the underlying Separate Account assets.
Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Withholding
To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax. Pursuant to Rev. Rul. 2004-97, Rev. Rul. 2004-75 will not apply to payments that are made to residents of Puerto Rico under life insurance contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.
Business Uses of Policy
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Guidance on Split Dollar Plans
The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.
The Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy in connection with a split dollar life insurance arrangement should consult legal counsel.

Split dollar insurance plans that provide deferred compensation may be subject to rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.
In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.
Transfer of Issued Life Insurance Policies to Third parties.
If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Changes to Tax Rules and Interpretations
Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
•
Possible taxation of cash value transfers between investment options;
•
Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;
•
Possible changes in the tax treatment of Policy benefits and rights.
To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.
The Company’s Income Taxes
Under current federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since we are the owner of the assets from which the tax benefits are derived.
RIGHTS WE RESERVE
We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy Owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary Owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the Divisions, and you will have a chance to transfer out of the affected Division (without charge). Some of the changes we may make include:

•
Operating the Separate Account in any other form that is permitted by applicable law;
•
Changes to obtain or continue exemptions from the 1940 Act;
•
Transferring assets among Divisions or to other separate accounts, or our general account or combining or removing Divisions from the Separate Account;
•
Substituting units in a Division for units of another Division of a Fund or another fund or investment permitted by law;
•
Changing the way we assess charges without exceeding the aggregate amount of the Policy’s guaranteed maximum charges;
•
Making any necessary technical changes to the Policy to conform it to the changes we have made.
Some such changes might require us to obtain regulatory or Policy Owner approval. Whether regulatory or Policy Owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.
OTHER POLICY PROVISIONS
Free Look Period
Carefully review your Policy, which contains a full discussion of all its provisions. You can return the Policy during this period. The period ends on the later of:
•
10 days after you receive the Policy (unless state law requires a longer specified period); and
•
the date we receive a receipt signed by you.
If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.
For Policies issued in California: If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to a money market Division, we will refund the premiums you paid; if you elected to allocate your initial net premium to the other Divisions and/or the Fixed Account, we will refund the Policy’s cash value.
Suicide
If the insured commits suicide within the first two Policy years (or any other period required by state law), your Beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the Beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.
Assignment and Change in Ownership
You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at your Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Reports
Generally, you will promptly receive statements confirming your significant transactions such as:
•
Change in specified face amount;
•
Change in death benefit option;
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Transfers among Divisions;
•
Partial withdrawals;
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Loan amounts you request; and
•
Loan repayments and premium payments.
We will also send you an annual statement generally within 30 days after a Policy year. That statement will summarize the year’s transactions and include information on:
•
Deductions and charges;
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Status of the death benefit;
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Cash and cash surrender values;
•
Amounts in the Divisions and Fixed Account;
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Status of Policy loans;
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Automatic loans to pay interest; and
•
Information on your modified endowment contract status (if applicable).
We will also make available a Portfolio's annual and semi-annual reports to shareholders. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports.
When Your Requests Become Effective
Generally, requests, premium payments and other instructions and notifications received in “good order” (see “Good Order” in “Contacting Us”) are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The Valuation Date is each day on which the Exchange is open for trading.
Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the Exchange, or if the Exchange is not open that day, then we will treat it as received on the next day when the Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the Exchange, even if due to our delay (such as a delay in answering your telephone call).

The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.
Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy Owners, and who simultaneously makes the same request or series of requests on behalf of other Policy Owners.
Exchange Privilege
If you decide that you no longer want to take advantage of the Divisions, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.
SALES OF THE POLICY
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Policy is sold through licensed life insurance sales representatives associated with broker-dealers with which MLIDC enters into a selling agreement.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Policy, e.g., commissions payable to broker-dealers who sell the Policy. The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you do not continue the Policy for at least five years.
MLIDC pays commissions to the broker-dealer through which the sales representative is registered. Commissions paid are based on a “gross dealer concession” model. Broker-dealers pay their sales representatives all or a portion of the gross dealer concession for their sales of the Policy. The portion that the broker-dealer passes through to its sales representatives is determined in accordance with the broker-dealer’s internal compensation program. These programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these broker-dealers may also receive non-cash compensation pursuant to the firm’s guidelines or directly from us or MLIDC.
The gross dealer concession for the Policy varies based on the Policy year and on whether the amount of premiums paid in a Policy year is greater or less than the Policy’s target premium. The target premium is shown in your Policy. In the first Policy year, the gross dealer concession is 28% of premiums paid up to the amount of the target premium, and 2.5% of premiums paid in excess of the target premium; in Policy years 2 through 4, the gross dealer concession is 8.25% of premiums paid up to the amount of the target premium and 2.5% of any excess; in Policy year 5 and later, the gross dealer concession is 2.5% of all premiums paid; and in Policy year 8 and thereafter a gross dealer concession of 0.1% is paid on the Policy’s cash value. Under alternative schedules that are available, the gross dealer concession in the first Policy year ranges from 10% to 21% premiums paid up to the target premium and 2% of any excess; in Policy years 2 through 10, it ranges from 8.5% to 10% of premiums paid up to the target premium and 1.5% of any excess; in Policy years 11 and later, it is 3% of premiums paid up to the target premium and 1.5% of any excess; and in Policy years 8 and thereafter, a gross dealer concession ranging from 0.1% to 0.15% is paid on the Policy’s cash value.
MLIDC has entered into distribution arrangements with certain selected broker-dealers for the sale of the Policy and other variable insurance products, i.e., annuity contracts and life insurance Policy, that we and our affiliates issue. MLIDC may pay additional compensation to these broker-dealers, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.
Marketing allowances are periodic payments to certain broker-dealers, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policy) and may also depend on meeting thresholds in the sale of certain of our insurance products (other than the Policy). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to broker-dealers in connection with the addition of these variable products to the broker-dealer’s line of investment products, including expenses relating to establishing the data communications systems necessary for the broker-dealer to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in broker-dealers’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for broker-dealers’ sales representatives.
The additional types of compensation discussed above are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide broker-dealers or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.

LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policy.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
FINANCIAL STATEMENTS
The financial statements comprising each Division of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS , File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

GLOSSARY
Age. The age of an insured refers to the Insured age at his or her nearest birthday.
Attained Age. The insured issue age plus the number of completed Policy years.
Base Policy. The Policy without riders.
Beneficiary. The beneficiary is the person or persons designated by the Policy Owner to receive insurance proceeds upon the death of the insured.
Cash Surrender Value. The amount You receive if You surrender the Policy. It is equal to the Policy’s cash value reduced by any outstanding Policy loan and accrued and unpaid interest.
Cash Value. A Policy’s cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, and if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.
Date of Policy. The date on which coverage under the Policy and monthly deductions begin. If You make a premium payment with the application, unless You request otherwise, the Date of Policy is generally the date the Policy application is approved. If You choose to pay the initial premium upon delivery of the Policy, unless You request otherwise, the Date of Policy is generally the date on which we receive your initial payment. The Date of Policy is used to measure Policy years, Policy months, and Policy anniversaries.
Designated Office. The office designated for receipt of Policy Owner communications and requests is MetLife — SBR; 501 Route 22, Bridgewater, NJ 08807. The office designated for receipt of premium payments is: MetLife, P.O. Box 70501, Philadelphia, PA 19176-0501. Premium payments sent by express mail or courier service should be addressed to: MetLife, Lockbox #70501, Wells Fargo Bank MAC Y1372-045, 401 Market Street, Philadelphia, PA 19106. We may name additional or alternate Designated Offices for communications, requests and payment of premiums. If we do, we will notify you in writing.
Division. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.
Fixed Account. The Fixed Account is a part of our General Account to which You may allocate net premiums. It provides guarantees of principal and interest. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund. An underlying mutual fund in which the Separate Account assets are invested.
General Account. The asserts of Metropolitan Life other than those allocated to the Separate Account.
Indebtedness. The total of any unpaid Policy loan and loan interest.
Insured. The person upon whose life the Policy is issued.
Investment Start Date. his is the later of the Policy Date and the date we first receive a premium payment for the Policy.
Issue Age. The age of the insured as of his or her birthday nearest to the Policy Date.

Loan Account. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.
Monthly Anniversary. The same date in each month as the Policy Date. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the Monthly Anniversary.
Net Cash Value. The Policy’s cash value less any outstanding loans and accrued loan interest.
Net Premium. The net premium is equal to the premium payment minus the sales charge, state tax charge and federal tax charge, administrative charges and any rider charges.
Planned Premium. The planned premium is the premium payment schedule You choose to help meet your future goals under the Policy. The planned premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.
Portfolio. A Portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.
Premiums. Premiums include all payments under the Policy, whether a planned premium or an unscheduled payment.
Separate Account. Metropolitan Life separate account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.
Target Premium. We use the Target Premium to determine the amount of mortality and expense risk charge imposed on the Separate Account and the amount of sales charge imposed on premium payments. The target premium varies by issue age, sex (except for unisex Policies), smoking status and any flat extras and substandard rating of the insured, and the Policy’s base face amount, with additional amounts for most riders.
You. “You” refers to the Policy Owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available. Not all Divisions may be available under your Policy. You should check with your Employer as to which Divisions are available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000229. You can also request this information at no cost by calling 1-877-638-3932 or by contacting us at sbrservice@metlife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	AB VPS Sustainable Global Thematic Portfolio* - Class B AllianceBernstein L.P.	1.15%	-27.17%	7.72%	9.99%
US Equity	American Funds American High-Income Trust* - Class 2 Capital Research and Management CompanySM	0.55%	-9.26%	3.14%	3.86%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.59%	-29.94%	11.14%	13.64%
International Equity	American Funds International Fund - Class 2 Capital Research and Management CompanySM	0.78%	-20.79%	-1.03%	3.92%
US Fixed Income	American Funds U.S. Government Securities Fund* - Class 2 Capital Research and Management CompanySM	0.49%	-10.95%	0.61%	0.92%
Allocation	Asset Manager: Growth Portfolio - Service Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.78%	-16.95%	4.63%	7.01%
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited (subsidiary of Baillie Gifford & Co.)	0.73%	-28.60%	-0.23%	4.45%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	-37.61%	7.68%	11.66%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	1.44%	1.12%	0.68%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.98%	-20.15%	5.16%	8.67%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.88%	-12.69%	1.53%	2.71%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.87%	-13.84%	2.58%	4.38%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.90%	-15.33%	3.69%	6.07%
US Equity	Brighthouse Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Delaware Investments Fund Advisers/Allspring Global Investments, LLC	1.08%	-13.09%	4.44%	8.79%
International Equity	Brighthouse/abrdn Emerging Markets Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	1.19%	-25.81%	-1.46%	0.18%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.01%	-12.84%	4.56%	8.02%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	-5.08%	11.45%	12.78%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	-19.02%	8.82%	12.46%
Sector	CBRE Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.64%	-24.71%	2.06%	3.77%
US Equity	Contrafund® Portfolio - Service Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.70%	-26.38%	8.55%	11.31%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
International Fixed Income	Emerging Markets Debt Portfolio* - Class I Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited	1.10%	-18.74%	-2.23%	0.06%
International Equity	Emerging Markets Equity Portfolio* - Class I Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company	1.25%	-25.08%	-2.71%	0.59%
US Equity	Equity-Income Portfolio - Service Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.61%	-5.09%	8.04%	10.08%
Global Equity	Franklin Mutual Global Discovery VIP Fund - Class 2 Franklin Mutual Advisers, LLC	1.18%	-4.75%	3.66%	6.60%
Allocation	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.48%	-15.69%	3.73%	6.07%
Allocation	Freedom 2025 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.51%	-16.43%	4.12%	6.78%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.70%	-28.15%	6.39%	10.57%
US Equity	Goldman Sachs Small Cap Equity Insights Fund* - Institutional Shares Goldman Sachs Asset Management, L.P.	0.81%	-3.82%	5.51%	9.60%
US Fixed Income	Government Money Market Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.24%	1.44%	1.08%	0.64%
International Equity	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	-15.78%	-1.70%	4.41%
US Fixed Income	High Income Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.72%	-11.37%	1.10%	2.97%
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	-31.70%	3.03%	8.05%
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.06%	-35.15%	4.23%	9.83%
US Equity	Invesco V.I. Comstock Fund - Series II Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
International Equity	Invesco V.I. EQV International Equity Fund - Series I Invesco Advisers, Inc.	0.91%	-18.31%	1.51%	4.41%
US Fixed Income	Investment Grade Bond Portfolio - Service Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.50%	-13.03%	0.54%	1.44%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Allocation	Janus Henderson Balanced Portfolio - Service Shares Janus Henderson Investors US LLC	0.86%	-16.62%	6.42%	8.16%
US Equity	Janus Henderson Enterprise Portfolio - Service Shares Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
US Equity	Janus Henderson Forty Portfolio - Service Shares Janus Henderson Investors US LLC	0.80%	-33.73%	9.48%	12.72%
US Equity	Janus Henderson Research Portfolio - Institutional Shares Janus Henderson Investors US LLC	0.56%	-29.89%	8.17%	11.44%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	-38.87%	8.40%	13.05%
US Equity	JPMorgan Small Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.75%	-13.21%	4.82%	8.30%
US Equity	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	-27.86%	5.54%	10.34%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	-15.06%	5.32%	9.89%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-13.09%	-0.18%	0.82%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.29%	-13.26%	6.45%	10.51%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	-14.47%	1.40%	4.39%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	-20.23%	4.09%	9.00%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
Global Equity	MFS® Global Equity Series* - Service Class Massachusetts Financial Services Company	1.17%	-17.94%	4.92%	8.15%
US Fixed Income	MFS® High Yield Portfolio* - Service Class Massachusetts Financial Services Company	0.97%	10.78%	1.32%	2.98%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	MFS® New Discovery Series* - Service Class Massachusetts Financial Services Company	1.12%	-29.99%	7.53%	9.71%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	-17.57%	2.81%	4.75%
Allocation	MFS® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.85%	-9.87%	4.92%	7.12%
US Equity	MFS® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
US Equity	Mid Cap Portfolio - Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.86%	-14.97%	5.68%	9.69%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.80%	-19.15%	7.70%	10.74%
Alternative	PIMCO All Asset Portfolio* - Administrative Class Pacific Investment Management Company LLC Subadviser: Research Affiliates, LLC	1.54%	-11.84%	3.22%	3.25%
Sector	PIMCO CommodityRealReturn® Strategy Portfolio* - Administrative Class Pacific Investment Management Company LLC	1.29%	8.61%	7.03%	-1.56%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.77%	-11.60%	2.09%	0.99%
US Fixed Income	PIMCO Long-Term U.S. Government Portfolio - Administrative Class Pacific Investment Management Company LLC	1.14%	-28.87%	-2.54%	0.27%
US Fixed Income	PIMCO Low Duration Portfolio - Administrative Class Pacific Investment Management Company LLC	0.67%	-5.74%	0.08%	0.42%
US Fixed Income	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.49%	-14.34%	0.04%	1.07%
US Equity	Pioneer Mid Cap Value VCT Portfolio - Class I Amundi Asset Management US, Inc.	0.78%	-5.35%	5.30%	9.57%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
International Equity	Putnam VT International Value Fund - Class IB Putnam Investment Management, LLC	1.15%	-6.81%	1.97%	4.19%
US Equity	Royce Micro-Cap Portfolio - Investment Class Royce Investment Partners	1.16%	-22.43%	6.30%	5.73%
US Equity	Royce Small-Cap Portfolio - Investment Class Royce Investment Partners	1.15%	-9.20%	3.39%	6.33%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.57%	-40.46%	4.93%	11.29%
US Equity	T. Rowe Price Large Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.53%	-4.89%	7.42%	11.12%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.95%	-22.53%	7.19%	11.91%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	-22.15%	6.11%	11.35%
International Equity	Templeton Foreign VIP Fund* - Class 1 Templeton Investment Counsel, LLC	0.84%	-7.39%	-1.73%	1.72%
Global Fixed Income	Templeton Global Bond VIP Fund* - Class 1 Franklin Advisers, Inc.	0.52%	-4.85%	-2.08%	-0.54%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.59%	-2.45%	10.12%	10.43%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.55%	-16.66%	0.18%	2.19%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
(1)
Effective April 29, 2019, the Portfolio closed to new investments and transfers.
The fee and expense information regarding the Portfolios was provided by those Portfolios.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, dated the same date as this Prospectus, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information by visiting dfinview.com/metlife/tahd/MET000229 or calling 1-877-638-3932 or contacting us through our website at https://sbr.metlife.com. To receive a personalized illustration of death benefits, cash surrender value and cash values, and to request other information about the Policies and make investor inquiries, call us at 1-877-638-3932 or contact us through our website at https://sbr.metlife.com.
Reports and other information about the Registrant are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000011872 (MetFlex) &
C000028813 (MetFlex C)

STATEMENT OF ADDITIONAL INFORMATION FOR
MetFlex Flexible Premium Variable Life Insurance Policy
and MetFlex C Flexible Premium Variable
Life Insurance Policy
Issued by Metropolitan Life Separate Account UL
Metropolitan Life Insurance Company
May 1, 2023
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2023 for MetFlex and MetFlex C Flexible Premium Variable Life Insurance Policies (the "Policy" or "Policies"). A copy of that Prospectus may be obtained by visiting dfinview.com/metlife/tahd/MET000229, by calling 1-877-638-3932, by contacting us through our website at https://sbr.metlife.com, or by writing to MetLife — SBR, 501 Route 22, Bridgewater, NJ 08807.
Unless otherwise indicated, terms used in this Statement of Additional Information have the same meaning as they do in the Prospectus.
SAI-1

Table of Contents

Page
THE COMPANY AND THE SEPARATE ACCOUNT	SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES	SAI-3
Limits To MetLife’s Right To Challenge The Policy	SAI-3
Misstatement Of Age Or Sex	SAI-3
Dividends	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-3
Payment and Deferment	SAI-3
Potential Conflicts of Interest	SAI-4
ADDITIONAL INFORMATION ABOUT VOTING	SAI-4
ADDITIONAL INFORMATION ABOUT SALES OF POLICIES	SAI-4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-5
FINANCIAL STATEMENTS	SAI-5
SAI-2

THE COMPANY AND THE SEPARATE ACCOUNT
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”).
For more information about MetLife, please visit our website at www.metlife.com.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES
Limits To MetLife’s Right To Challenge The Policy
We will not contest:
•
Your Policy after two Policy years from issue or reinstatement (excluding riders added later);
•
An increase in a death benefit after it has been in effect for two years.
Misstatement Of Age Or Sex
We will adjust benefits to reflect the correct age and sex of the insured, if this information isn’t correct in the Policy application.
Dividends
The Policy is “nonparticipating,” which means it is not eligible for dividends from us and does not share in any distributions of our surplus.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment and Deferment
We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to six months. Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
•
The New York Stock Exchange has an unscheduled closing.
•
There is an emergency so that we could not reasonably determine the investment experience of a Policy.
•
The Securities and Exchange Commission (“SEC”) determines that an emergency exists.
•
The SEC by order permits us to do so for the protection of Policy Owners (provided that the delay is permitted under New York State insurance law and regulations).
•
With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
•
We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.
SAI-3

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.
Potential Conflicts of Interest
The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
ADDITIONAL INFORMATION ABOUT VOTING
If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC.
The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
Your Policy’s cash value in the corresponding Division; by the net asset value of one share of that Portfolio. We will count fractional votes.
If we do not receive timely voting instructions from Policy Owners and other insurance and annuity Owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same Separate Account for which we did receive voting instructions. Also, we will vote Portfolio shares that are not attributable to insurance or annuity Owners (including shares that we hold in our general account) or that are held in Separate Accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.
ADDITIONAL INFORMATION ABOUT SALES OF POLICIES
Information about the distribution of the Policies is contained in the prospectus. (See “Sales of Policy.”) Additional information is provided below.
The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Policies.
MLIDC is a Missouri corporation and its principal office is located at 200 Park Avenue, New York, New York 10166-0188. MLIDC is an indirect wholly-owned subsidiary of MetLife, Inc. MLIDC is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. MLIDC has entered into selling agreements with other broker-dealers and compensates them for their services.
MLIDC received sales compensation with respect to the Policies in the following amounts during the periods indicated:
SAI-4

Fiscal year	Aggregate Amount of Commission Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2022	$787,378	$0
2021	$729,796	$0
2020	$749,527	$0
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Metropolitan Life Separate Account UL as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in or partial periods included within the three-year period ended December 31, 2022, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company are incorporated herein by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-5

Part C: Other Information
Item 30. Exhibits
(a)
Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate
Account UL. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration
Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)		Custodian Agreements. None.
(c)	(i)
Form of Selected Broker Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(ii)
Form of Retail Sales Agreement. (Incorporated herein by reference to the Post-Effective Amendment No. 20 to the
Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 25, 2006.)

(iii)
Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018. (incorporated herein by reference to Post-Effective Amendment No. 31 to Metropolitan Life Separate Account E's Registration Statement
on Form N-4 (File No. 333-52366) filed April 23, 2019.)

(iv)
Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February
2010. (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account
E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(v)
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated
September 2012. (Incorporated herein by reference to Post- Effective Amendment No. 27 to Registrant’s Registration
Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)	(i)
Specimen Flexible Premium Variable Life Insurance Policy. (Incorporated herein by reference to Pre-Effective
Amendment No. 2 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.)

(ii)
Alternative pages required by state law. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the
Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

(iii)
Endorsement for calculation of minimum death benefit using the Cash Value Accumulation test. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File
No. 033-57320) filed April 30, 1997.)

(iv)
Accelerated Death Benefit and Zero Cost Loan Riders. (Incorporated herein by reference to Post-Effective
Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed on April 30,
1997.)

	(v)	Yearly Renewable Term Rider. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 26, 1996.)
	(vi)	Refund of sales load rider. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 26, 1996.)
(vii)
Amended Policy Specifications Page indicating alternate premium expense charges. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-
57320) filed April 26, 1996.)

(viii)
Enhanced Cash Surrender Value Rider. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the
Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 22, 2002.)

	(ix)	Term Insurance Rider. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 30, 2004.)
(e)
Amended Application Forms for Policy and Form of Receipt (including State variations). (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-
57320) filed April 30, 1997.)

(f)		Depositor's Certificate of Incorporation and By-Laws.
(i)
Restated Charter and By-Laws of Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-
Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6 (File No. 333-40161) filed April 6,
2000.)

(ii)
Amended and Restated By-Laws of Metropolitan Life Insurance Company (effective July 3, 2007). (Incorporated herein by reference to Post-Effective Amendment No. 17 to Metropolitan Life Separate Account E's Registration
Statement on Form N-4 (File No. 333-52366) filed January 17, 2008.)

(iii)
Amended and Restated By-Laws of Metropolitan Life Insurance Company (effective May 16, 2016). (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration
Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(iv)
Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016). (Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-6
(File No. 033-57320) filed on April 20, 2022.)

(g)		Reinsurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)
(h)		Participation Agreements.
(i)
Participation Agreements with INVESCO Variable Investment Funds, Inc. (dated August 17, 1998); Janus Aspen
Series (dated March 12, 1999); and Templeton Variable Products Series Fund (dated May 1, 1999). (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File
No. 033-57320) filed April 23, 1999.)

(ii)
Participation Agreements with Alliance Variable Product Series Fund, Inc. (dated September 1, 2000); and New
England Zenith Fund (dated May 1, 2000). (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed September 18, 2000.)

(iii)
Participation Agreement with Met Investors Series Trust. (dated April 30, 2001). (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5,
2002.)

(iv)
Participation Agreement with Fidelity Variable Insurance Products Funds (dated July 2, 1991). (Incorporated herein by reference to Post-Effective Amendment No. 22 to Metropolitan Life Separate Account E’s Registration Statement
on Form N-4 (File No. 002-90380) filed April 30, 1997.)

(v)
Participation Agreement Amendments with Fidelity Variable Insurance Products Funds: Amendment No. 1 (dated
July 2, 1991); Amendment No. 2 (dated December 15, 1991); Amendment No. 3 (dated July 2, 1991). (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form S-6 (File
No. 033-57320) filed September 18, 2000.)

(vi)
Participation Agreements with AIM Variable Insurance Funds, (dated April 30, 2004), Dreyfus Variable Investment
Fund (dated April 30, 2004), Franklin Templeton Variable Insurance Products Trust (dated April 30, 2004), Goldman
Sachs Variable Insurance Trust (dated April 30, 2004), Janus Aspen Series (dated April 30, 2004), MFS Variable
Insurance Trust (dated April 30, 2004) and Wells Fargo Variable Trust (dated April 30, 2004). (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-
57320) filed April 30, 2004.)

(vii)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors
Distribution Company and Metropolitan Life Insurance Company (dated April 30, 2001). (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed
March 5, 2002.)

(viii)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC., MetLife Investors
Distribution Company and Metropolitan Life Insurance Company (dated August 31, 2007). (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on
Form N-4 (File No. 333-83716) filed September 10, 2007.)

(ix)
Amended and Restated Participation Agreement (dated April 28, 2008) and First Amendment (dated April 28, 2008)
with Fidelity Variable Insurance Products Funds I, II, III, IV and V. (Incorporated herein by reference to Post-
Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed
April 18, 2008.)

(x)
Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and
Metropolitan Life Insurance Company, dated April 30, 2001. (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to Metropolitan Separate Account E’s Registration Statement on Form N-4 (File No. 333-52366)
filed August 3, 2001.)

(xi)
First Amendment (dated April 30, 2007) & Second Amendment (dated May 1, 2009) to the Participation Agreement with Met Investors Series Trust. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the
Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.)

(xii)
Amendments to the Participation Agreements with:
- AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(“AVIF”)(Amendment effective April 30, 2010);
- American Century Investment Services, Inc. (Amendment No. 2 - effective May 1, 2010 - to Shareholder Services
Agreement, dated July 12, 2004);
- American Funds Insurance Series (Amendment effective April 30, 2010);
- Fidelity Variable Insurance Products Fund I, II, III, IV, V (Summary Prospectus Agreement, effective
April 30, 2010);
- Franklin Templeton Variable Insurance Products Trust (Amendment No. 3 to Amended and Restated Participation
Agreement, effective October 5, 2010);
- Legg Mason Partners Variable Equity Trust (Amendment effective April 30, 2010); and
- Royce Capital Fund (Amendment effective April 30, 2010).
(Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on
Form N-6 (File No. 033-57320) filed April 14, 2011.)

(xiii)
Amendments to the Participation Agreements:
- Amendment No. 4 with AllianceBernstein Variable Products Series Fund, Inc. (effective May 1, 2011);
- Amendment No. 2 with Dreyfus Variable Investment Fund (effective April 2011);
- Addendum to Franklin Templeton Variable Insurance Products Trust (effective May 1, 2011);
- Amendment No. 1 with Goldman Sachs Variable Insurance Trust (effective May 1, 2010);
- Amendment No. 2 with Janus Aspen Series (effective May 1, 2011);
- Amendment with Met Investors Series Trust (effective April 30, 2010);
- Amendment with Metropolitan Series Fund (effective April 30, 2010);
- Amendment with MFS Variable Insurance Trust (effective May 1, 2011);
- Amendment with Oppenheimer Variable Account Funds (effective May 1, 2010);
- Amendment No. 3 with PIMCO Variable Insurance Trust (effective April 8, 2011);
- Amendment with PIMCO Variable Insurance Trust (effective April 8, 2011);
- Amendment No. 1 with Pioneer Variable Contracts Trust (effective May 1, 2011).
(Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on
Form N-6 (File No. 033-57320) filed April 12, 2012.)

(xiv)
Amendment to the Participation Agreement with Franklin Templeton Variable Insurance Products Trust (executed
January 15, 2013), and Amendment No. 1 to Participation Agreement with Wells Fargo Variable Trust (effective
April 30, 2012). (Incorporated herein by reference to Post-Effective No. 26 to the Registrant’s Registration Statement
on Form N-6 (File No. 033-57320) filed April 11, 2013.)

(xv)
Amendment No. 5 to Amended and Restated Participation Agreements with Franklin Templeton Variable Insurance
Products Trust (effective December 2, 2013);
Amendment No. 3 to Fund Participation Agreement with Janus Aspen Series (effective November 25, 2013); and
Amendment No. 3 to Participation Agreement Legg Mason Partners Variable Equity Trust and Legg Mason Partners
Variable Income Trust (effective December 1, 2013).
(Incorporated herein by reference to Post-Effective No. 27 to the Registrant’s Registration Statement on Form N-6
(File No. 033-57320) filed April 11, 2014.)

(xvi)
Participation Agreement (dated December 15, 2005), Amendment No. 1 (dated November 10, 2008) and Amendment
No. 2 (dated April 29, 2013) among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management
and Metropolitan Life insurance Company. (Incorporated herein by reference to the Metropolitan Life Separate
Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed August 28, 2014.)

(xvii)
Participation Agreement among Citicorp Life Insurance Company, PIMCO Variable Insurance Trust and Metropolitan
Life insurance Company (effective May 1, 2001);
Assignment of and Amendment No. 1 to Participation Agreement among Metropolitan Life Insurance Company,
PIMCO Variable Insurance Trust and Allianz Global Investors Distributors, LLC (formerly PIMCO Funds Distributors,
LLC) (October 6, 2006);
Amendment No. 2 to Participation Agreement among Metropolitan Life Insurance Company, PIMCO Variable
Insurance Trust, and Allianz Global Investors Distributors, LLC (signed April 7, 2009);
Amendment No. 3 to Participation Agreement among Metropolitan Life Insurance Company, PIMCO Variable
Insurance Trust and PIMCO Investments, LLC (effective April 8, 2011); and
Amendment to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investments, LLC, and
Metropolitan Life Insurance Company (effective April 18, 2011).
(Incorporated herein by reference to the Metropolitan Life Separate Account E’s Registration Statement on Form
N-4 (File No. 333-198448) filed August 28, 2014.)

(xviii)
Amendment to the Participation Agreement among PIMCO Variable Insurance Trust and Metropolitan Life insurance
Company (dated October 27, 2014). (Incorporated herein by reference to Pre-Effective Amendment No. 2 to
Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed
November 10, 2014.)

(xix)
Participation Agreement with Royce Capital Fund (dated November 19, 2008). (Incorporated herein by reference to
Post-Effective No. 28 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed
April 15, 2015.)

(xx)
Participation Agreement among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel,
LLC and Metropolitan Life Insurance Company, dated November 7, 2014. (Incorporated herein by reference to Post-
Effective No. 28 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 15, 2015.)

(xxi)
Amendment No. 4 to the Participation Agreement among American Funds Insurance Series, Capital Research and
Management Company and Metropolitan Life Insurance Company, dated November 19, 2014. (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Separate Account E’s Registration Statement on Form
N-4 (File No. 333-176654) filed April 13, 2016.)

(xxii)
Amendment (effective date August 1, 2014) to the Participation Agreement (dated May 1, 2004) between Franklin
Templeton Variable Insurance Products Trust and Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-Effective No. 8 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed
April 14, 2016.)

(xxiii)
Amendment No. 5, dated May 1, 2015, to the Participation Agreement among The Universal Institutional Funds, Inc.,
Morgan Stanley Investment Management and Metropolitan Life insurance Company and Metropolitan Life insurance
Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Metropolitan Life Separate
Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed April 13, 2016.)

(xxiv)
Participation Agreement, dated March 6, 2017, by and among Brighthouse Funds Trust I, Metropolitan Life Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form
N-4 (File No. 333-176654) filed April 12, 2017.)

(xxv)
Participation Agreement, dated March 6, 2017, by and among Brighthouse Funds Trust II, Metropolitan Life
Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(xxvi)
Amendment, dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust I, Metropolitan
Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 27 to the Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-83716) filed April 28, 2021.)

(xxvii)
Amendment, dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust II, Metropolitan
Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 27 to the Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-83716) filed April 28, 2021.)

(xxviii)
Amended and Restated Participation Agreement, dated January 26, 2018, among Fidelity Variable Insurance
Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 5 to Metropolitan Life Separate Account E's Registration Statement on
Form N-4 (File No. 333-190296) filed April 10, 2018.)

(xxix)
Amendment No. 1, dated as of May 1, 2007 to the Participation Agreement dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors,
Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 37 to the
Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed on April 20, 2022.)

(xxx)
Amendment No. 2, dated as of November 10, 2008 to the Participation Agreement dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors,
Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 37 to the
Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed on April 20, 2022.)

(xxxi)
Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company. (Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-6 (File No.
033-57320) filed on April 20, 2022.)

(xxxii)
Amendment dated August 27, 2021 to Participation Agreement dated May 1, 2001 among Metropolitan Life Insurance
Company, PIMCO Variable Insurance Trust, and PIMCO Investments, LLC. (Incorporated herein by reference to Post-
Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed on
April 20, 2022.)

(xxxiii)
Amendment dated March 21, 2021 for Participation Agreement among Trust for Advised Portfolios, Quasar
Distributors, LLC, 1919 Investment Counsel, LLC, and Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-6 (File No.
033-57320) filed on April 20, 2022.)

(i)		Administrative Contracts. Not Applicable.
(j)		Other Material Contracts. Not Applicable.
(k)
Legal Opinion. Opinion and Consent of Marie C. Swift as to the legality of the securities being registered.
(Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Registrant's Registration Statement
on form N-6 (File No. 333-147508) filed April 4, 2008.)

(l)		Actuarial Opinion. Not Applicable.
(m)		Calculation. Not Applicable.
(n)		Other Opinions. Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(o)		Omitted Financial Statements. Not Applicable.
(p)		Initial Capital Agreements. Not Applicable.
(q)
Memoranda describing certain procedures filed pursuant to Rule 6e 3(T)(b)(12)(iii). (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form S-6 (File No. 033-
57320) filed April 30, 1997.)

(r)		Form of Initial Summary Prospectus. (Filed herewith.)
(s)	(i)
Powers of Attorney for Carla Harris, Carlos M. Gutierrez, Catherine Ruane Kinney, Cheryl Wray Grisé, David Herzog,
Denise Mullen Morrison, Diana McKenzie, Edward Joseph Kelly, III, Gerald Lee Hassell, John McCallion, Mark
Weinberger, Michel Khalaf, Robert Glenn Hubbard, Tamara Schock and William Earl Kennard for Metropolitan Life
Insurance Company and its designated Separate Accounts. (Incorporated herein by reference to the Registration
Statement on Form S-3 (File No. 333-268428) filed on November 17, 2022.)

(ii)
Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to the Registration Statement on Form S-3/A (File No. 333-268428) filed on March 27, 2023.)

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Item 31. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166
Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Carla Harris Senior Client Advisor Morgan Stanley 200 Park Avenue New York, NY 10166	Director
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson Partner Paul, Weiss, Rifkind, Wharton & Garrison LLP 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer
Bill Pappas	Executive Vice President, Global Technology & Operations
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2022
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2022. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	MLIC CB Holdings LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MLIC Asset Holdings LLC (DE)
	6.	ML Bellevue Member, LLC (DE)
	7.	ML Clal Member, LLC (DE)
	8.	CC Holdco Manager, LLC (DE)
	9.	Euro CL Investments, LLC (DE)
	10.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	11.	6104 Hollywood, LLC (DE)
	12.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	13.	MetLife Securitization Depositor LLC (DE)
	14.	WFP 1000 Holding Company GP, LLC (DE)
	15.	MTU Hotel Owner, LLC (DE)
	16.	MetLife Water Tower Owner LLC
	17.	Missouri Reinsurance, Inc. (CYM)
	18.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
		a.	The Building at 575 Fifth Retail Holding LLC (DE)
			1)	The Building at 575 Fifth Retail Owner LLC (DE)
	19.	23rd Street Investments, Inc. (DE)
		a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital
Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

		1)	Met Canada Solar ULC (CAN)
20.	Plaza Drive Properties, LLC (DE)
21.	White Oak Royalty Company (OK)
22.	Metropolitan Tower Realty Company, Inc. (DE)
23.	Midtown Heights, LLC (DE)
24.	MetLife Legal Plans, Inc. (DE)
	a.	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
25.	MetLife Next Gen Ventures, LLC (DE)
26.	MetLife Properties Ventures, LLC (DE)
27.	MET 1065 HOTEL, LLC (DE)
28.	ML MMIP Member, LLC (DE)
29.	Transmountain Land & Livestock Company (MT)
30.	MEX DF Properties, LLC (DE)
31.	PREFCO Fourteen, LLC (DE)
32.	ML HS Member LLC (DE)
33.	MetLife Tower Resources Group, Inc. (DE)
34.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
35.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	c.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
36.	Corporate Real Estate Holdings, LLC (DE)
37.	St. James Fleet Investments Two Limited (CYM)
	a.	OMI MLIC Investments Limited (CYM)
38.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
39.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest
40.	ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company
41.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by MLIC and 10.16% by Metropolitan Tower Life Insurance Company.
42.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
43.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
44.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
45.	ML Dolphin Mezz, LLC (DE)

	a.	ML Dolphin GP, LLC (DE)
46.	Haskell East Village, LLC (DE)
47.	ML Sloan’s Lake Member, LLC (DE)
48.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
49.	ML Terminal 106 Member, LLC (DE)
50.	Boulevard Residential, LLC (DE)
51.	MetLife Ontario Street Member, LLC (DE)
52.	Pacific Logistics Industrial South, LLC (DE)
53.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
54.	METLIFE ACOMA OWNER, LLC (DE)
55.	1201 TAB Manager, LLC (DE)
56.	MetLife 1201 TAB Member, LLC (DE)
57.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
58.	ML 300 THIRD MEMBER LLC (DE)
59.	MNQM TRUST 2020 (DE)
60.	MetLife RC SF Member, LLC (DE)
61.	Oconee Hotel Company, LLC (DE)
62.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
63.	ML Hudson Member, LLC (DE)
64.	MLIC Asset Holdings II LLC (DE)
65.	MCJV, LLC (DE)
66.	ML Sentinel Square Member, LLC (DE)
67.	MetLife THR Investor, LLC (DE)
68.	ML MATSON MILLS MEMBER LLC (DE)
69.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
70.	Southcreek Industrial Holdings, LLC (DE)
71.	ML OMD Member, LLC (DE)
72.	MetLife OFC Member, LLC (DE)
73.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
74.	MetLife 425 MKT Member, LLC (DE)
75.
MetLife GV Owner LLC (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan GHV (Hotel) Fund LP.;
MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC, (ii) 10.027182% by MTL GV Owner
LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

76.	MMP OWNERS III, LLC (DE)
	a.	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
		1)	MMP HOLDINGS III, LLC (DE)
			a)	MMP CEDAR STREET REIT, LLC (DE)

				(1)	MMP CEDAR STREET OWNER, LLC (DE)
			b)	MMP SOUTH PARK REIT, LLC (DE)
				(1)	MMP SOUTH PARK OWNER, LLC (DE)
			c)	MMP OLIVIAN REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
77.	MC Portfolio JV Member, LLC (DE)
78.	Pacific Logistics Industrial North, LLC (DE )
79.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
80.	ML One Bedminster, LLC (DE)
81.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
82.	ML-AI MetLife Member 3, LLC (DE)
83.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
84.	ML-AI MetLife Member 5, LLC (DE)
85.	MetLife HCMJV 1 GP, LLC (DE)
86.	MetLife HCMJV 1 LP, LLC (DE)
87.	ML Corner 63 Member, LLC (DE)
88.	MCRE BLOCK 40, LP (DE)
89.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
90.	MetLife Japan US Equity Owners LLC (DE)
91.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
92.	MMP Owners, LLC (DE)
93.	10700 Wilshire, LLC (DE)
94.	Chestnut Flats Wind, LLC (DE)
95.	ML Terraces, LLC (DE)
96.	Viridian Miracle Mile, LLC (DE)
97.	MetLife Boro Station Member, LLC (DE)
98.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (U.S.) LLC (DE)
		1)	LHC Holdings (U.S.) LLC (DE)
			a)	LHCW Hotel Holdings LLC (DE)
				(1)	LHCW Hotel Holdings (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
99.	White Tract II, LLC (DE)
100.	MetLife 1007 Stewart, LLC (DE)
101.	MetLife OBS Member, LLC (DE)
102.	MetLife SP Holdings, LLC (DE)
	a.	MetLife Private Equity Holdings, LLC (DE)
103.	MetLife Park Tower Member, LLC (DE)
	a.	Park Tower REIT, Inc. (DE)
		1)	Park Tower JV Member, LLC (DE)

	104.	MCPP Owners, LLC (DE)
	105.	MetLife Chino Member, LLC (DE)
	106.	MetLife 8280 Member, LLC (DE)
	107.	MetLife Campus at SGV Member LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	WDV Acquisition Corp, (DE)
				a)	Davis Vision, Inc. (NY)
(1) Versant Health Lab, LLC (DE)
(2) DavisVision IPA, Inc. (NY)
		b.	Superior Vision Holdings, Inc. (DE)
			1)	Superior Procurement, Inc. (DE)
			2)	Superior Vision Services, Inc. (DE)
				a)	Superior Vision Insurance, Inc. (AZ)
		c.	Block Vision Holdings Corporation (DE)
			1)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
			2)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
			3)	Vision 21 Physician Practice Management Company (FL)
			4)	Superior Vision Benefit Management, Inc. (NJ)
				a)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
				b)	Block Vision of Texas, Inc. (TX)
				c)	UVC Independent Practice Association, Inc. (NY)
				d)	MEC Health Care, Inc. (MD)
				e)	Superior Vision of New Jersey, Inc. (NJ)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)

		3)	MetLife Japan Owner (Blocker) LLC (DE)
3.	Borderland Investments Limited (DE)
	a.	ALICO Hellas Single Member Limited Liability Company (Greece)
4.	MetLife Global Holding Company GmbH (Swiss)
	a.	MetLife, LIfe Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
	b.	MetLife Global Holding Company II GmbH (Swiss)
		1)	MetLife Investment Management Holdings (Ireland) Limited (Ireland) and subsidiaries
		2)	Closed Joint-Stock Company Master-D (Russia)
3)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services
Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.

4)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

		5)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
		6)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
7)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by
MetLife Global Holding Company I GmbH (Swiss).

			a)	Fundación MetLife Mexico, A.C.
		8)	MetLife International Holdings, LLC (DE)
			a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica,
S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.

(2) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
			b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
(1) MAXIS Services, LLC (DE)
(a) MAXIS Insurance Brokerage Services, Inc. (DE)
			c)	MetLife Asia Limited (Hong Kong)
			d)	MetLife International Limited, LLC (DE)
			e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

			g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
			h)	MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
(1) Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
(a) MetLife Insurance Company of Korea, Ltd.

						i.	MetLife Financial Services, Co., Ltd. (South Korea)
					(b)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
						i.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
						ii.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
						iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
						iv.	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
				(3)	MetLife Ireland Treasury d.a.c (Ireland)
					(a)	MetLife General Insurance Limited (Australia)
					(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
						i.	MetLife Services Pty Limited (Australia)
						ii.	MetLife Investments Pty Limited (Australia)
[1]
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment
Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited
(“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.

			i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem
Holdings, LLC.

			m)	PNB MetLife India Insurance Company Limited -46.87% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora
de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by
Natiloportem Holdings, LLC.

		9)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
			a)	MetLife Investments Asia (Hong Kong)
			b)	MetLife Investments Limited (England/UK)
			c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
			d)	MetLife Investment Management Europe Limited (Ireland)
			e)	Affirmative Investment Management Partners Ltd (UK)
			f)	Affirmative Investment Management Australia Pty Ltd (Australia)
			g)	Affirmative Investment Management Japan K.K. (Japan)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.

		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

			1)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
a)
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Adminis-
tradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile
Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
			1)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
2)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,

3)
MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife
International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.

4)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited,

5)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited,

6)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

7)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

			8)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
		g.	MLIA Park Tower Manager, LLC (DE)
		h.	MetLife 425 MKT Manager, LLC (DE)
		i.	ML Bellevue Manager, LLC (DE)
		j.	1350 Eye Street Manager, LLC (DE)

k.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life
Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746)
owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

a)
MetLife Core Property REIT, LLC (DE) - MetLife Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP
SoCal Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The
Palms at Doral, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC;
MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal
Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial – Bernardo, LLC;
MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble
Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B,
LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco,
LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings,
LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP
Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames
Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC;
MCP- Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP
Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF-
Needham, LLC (100%); 60 11th Street, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member,
LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver
Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle Gateway Industrial II, LLC;
MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Burnside Member, LLC;
MCP Vance Jackson, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue
Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center
Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member,
LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP Hub I, LLC; MCP Hub I Property,
LLC (100%); MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain
Technology Center Venture, LLC (100%); MCP 38th West Highland, LLC; Mountain Technology Center A,
LLC; Mountain Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology
Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce
Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue
Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC
(79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LLC; MCP 50-60 Binney,
LLC; MCP HH Hotel LB, LLC; MCP HH Hotel TRS, LB, LLC (100%); MCP Rausch Creek Logistics Center
Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP 249 Industrial Business Park,
LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley Boulevard Industrial Member,
LLC (100%); MCP Key West, LLC; MCP West Fork, LLC; MCP Broadstone, LLC; MCP Ranchero Village MHC
Member, LLC; MCP Block 23 Residential Owner, LLC; MCP Financing, LLC; MCP Longhaven Estates
Member, LLC.

		b)	MetLife Core Property Holdings, LLC (DE)
			(1)	MCP Property Management, LLC (DE)
			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
l.	MetLife Senior Direct Lending GP, LLC (DE)

	1)	MetLife Senior Direct Lending Fund, LP (CYM)
		a)	MetLife Senior Direct Lending Finco, LLC (DE)
			(1)	MetLife Senior Direct Lending Holdings, LP (DE)
	2)	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
m.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea
Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
				(a)	MCMIF Holdco I, LLC (DE)
				(b)	MCMIF Holdco II, LLC (DE)
				(c)	MCMIF Holdco III, LLC (DE)
n.	MIM Campus at SGV Manager, LLC (DE)
o.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life
Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
p.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”). The
interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P. is
the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds 0.0001%
of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

q.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.

r.	MetLife Loan Asset Management LLC (DE)
s.	MIM CM Syndicator LLC (DE)
t.	MetLife MMPD II Special, LLC (DE)
u.	ML - URS Port Chester SC Manager, LLC (DE)
v.	Hampden Square Manager LLC (DE)
w.	MLIA SBAF Manager, LLC (DE)
x.	MLIA SBAF Colony Manager LLC (DE)
y.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)

z.	MIM Rincon Manager, LLC (DE)
aa.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) -MetLife Middle Market Private Debt Parallel GP,
LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

bb.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property Management,
LLC; MEC Whiteland Logistics,LLC.

cc.	GV Venture Manager LLC (DE)
dd.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC, (ii)
10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

ee.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short
Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

	3)	MetLife Long Short Credit Parallel Fund, LP (CYM) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
ff.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II,LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). MetLife Middle Market Private
Debt II Rated Fund, LP owns 95.37% and the General Partner owns 0.44% with the remainder held by MetLife employees.

gg.	MIM OMD Manager LLC (DE)
hh.	MetLife Japan US Equity Fund GP LLC (DE)
1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

			(1)	MetLife ConSquare Member, LLC (DE)
			(2)	MREF 425 MKT, LLC (DE)

		ii.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the non-member manager of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

		jj.	MIM Alder Avenue Industrial Manager, LLC (DE)
		kk.	MIM Valley Boulevard Industrial Manager, LLC (DE)
		ll.	MIM Intersect Manager, LLC (DE)
		mm.	Water Tower Manager LLC (DE)
		nn.	MMIP Manager, LLC (DE)
		oo.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
		pp.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
		qq.	MIM Cooperative Manager, LLC (DE)
		rr.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 59.3% of the Fund. The remainder is held by third parties.

		ss.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by
Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC. The remainder is held by a third party.

H.	Delaware American Life Insurance Company (DE)
I.	Cova Life Management Company (DE)
J.	MetLife Consumer Services, Inc. (DE)
K.	MetLife Global, Inc. (DE)
L.	MetLife Global Benefits, Ltd. (CYM)
M.	Newbury Insurance Company, Limited (DE)
N.	MetLife European Holdings, LLC (DE)
O.
Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

P.	MetLife Reinsurance Company of Charleston (SC)
Q.	MetLife Capital Trust IV (DE)
R.	MetLife Home Loans, LLC (DE)
S.	MetLife Pet Insurance Solutions, LLC (KY)
T.	Metropolitan General Insurance Company (RI)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	MetLife Reinsurance Company of Vermont (VT)
W.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
			1)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			2)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

X.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C

Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S
(b)
MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.
Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President
Bradd Chignoli 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Robert Stanek 200 Park Avenue New York, NY 10166	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Michelle Klotzbach 200 Park Avenue New York, NY 10166	Vice President
Aaron McClain 200 Park Avenue New York, NY 10166	Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer

(c)
Compensation from the Registrant.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$5,164,893	$0	$0	$0
Item 35. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Registrant
(b)
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(c)
MetLife Investors Distribution Company
200 Park Avenue
New York, NY 10166
(d)
MetLife
18210 Crane Nest Drive
Tampa, FL 33647
Item 36. Management Services
Not applicable
Item 37. Fee Representation
Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bridgewater, and State of New Jersey, on this 19th day of April, 2023.
Metropolitan Life Separate Account UL (Registrant)
By:	Metropolitan Life Insurance Company (Depositor)
By:	/s/ Sabrina K. Model
Sabrina K. Model
Vice President

Metropolitan Life Insurance Company (Depositor)
By:	/s/ Sabrina K. Model
Sabrina K. Model
Vice President

Signatures
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 2023.
SIGNATURE	TITLE
*
R. Glenn Hubbard	Chairman of the Board and Director
*
Michel A. Khalaf	President, Chief Executive Officer and Director
*
John D. McCallion	Executive Vice President and Chief Financial Officer
*
Tamara Schock	Executive Vice President and Chief Accounting Officer
*
Cheryl W. Grisé	Director
*
Carlos M. Gutierrez	Director
*
Carla A. Harris	Director
*
Gerald L. Hassell	Director
*
David L Herzog	Director
*
Jeh Charles Johnson	Director
*
Edward J. Kelly, III	Director
*
William E. Kennard	Director
*
Catherine R. Kinney	Director

SIGNATURE	TITLE
*
Diana L. McKenzie	Director
*
Denise M. Morrison	Director
*
Mark A. Weinberger	Director

By:	/s/ Robin Wagner
Robin Wagner
Attorney-in-fact April 19, 2023
*
Metropolitan Life Insurance Company. Executed by Robin Wagner on behalf of those indicated pursuant to powers of attorney.